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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                          Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2005 through November 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



--------------------------------------------------------------------------------

                                    PIONEER
                                    -------
                                   OAK RIDGE
                                   LARGE CAP
                                  GROWTH FUND

                                     Annual
                                     Report

                                    11/30/06

[LOGO]PIONEER
      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                    2
Portfolio Management Discussion                                          4
Portfolio Summary                                                        8
Prices and Distributions                                                 9
Performance Update                                                      10
Comparing Ongoing Fund Expenses                                         15
Schedule of Investments                                                 17
Financial Statements                                                    22
Notes to Financial Statements                                           31
Report of Independent Registered Public Accounting Firm                 41
Factors Considered by the Independent Trustees in Approving
the Management Contract                                                 42
Trustees, Officers and Service Providers                                48

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Mature and emerging market economies around the world showed moderate improvement after a flat second quarter. The United States saw some resurgence of growth, which we expect to continue through the fourth quarter of 2006 and into 2007, although this growth may be slow with housing sector measures down in recent months. While inflation pressures have risen slightly in recent months, we believe the United States may now be at the end of the Fed's monetary tightening cycle. Mature economies, led by Japan, remain firm as do European economic prospects with strong GDP data reflecting the broad-based strength seen in crucial indicators.

U.S. economic growth was back on track after lackluster market results prior to Labor Day. Consumer spending rose with receding gas prices, just in time for the back-to-school season, which retailers now consider the second most lucrative period after the Christmas season. U.S. economic growth is in line with our projections. We expect U.S. GDP to finish with a level of around 3.0% for 2006.

In our view, the pace of corporate earnings growth should slow amid pressure from high raw materials costs and moderating economic growth. However, modest U.S. dollar depreciation and improving growth overseas should offer some support to U.S. earnings.

The European economy continues to improve and appears to be at its healthiest in six years, with business confidence showing improvement across sectors and consumers becoming more optimistic. While business sentiment indicators have had a tendency to over-estimate growth in recent years, broad-based improvements across countries since 2005 are a sign that European economic growth should continue through 2006.

The positive long-term drivers of emerging markets remain in place: improving domestic growth and inflation stability; structural reform; debt sustainability, and favorable demographics. Together, the emerging markets' current account surplus is at record highs, while external debt as a percentage of GDP is at its lowest since 1991.

At its final meeting of 2006, the Federal Reserve kept interest rates unchanged for the fourth straight time as worries about inflation continued to trump concerns about the slowing economy. Despite inflation pressures seen by the Fed, central bank counterparts in

Letter

developed economies will most likely follow the lead of keeping interest rates mostly unchanged. U.S. economic growth is expected to remain positive, as it should among the developed nations through the end of 2006. Any further geopolitical issues and rising energy prices could lead to deceleration, but not a derailment from the current healthy pace of economic growth, as investment is expected to remain robust, benefiting from sustained internal and international demand worldwide.

Our cautiously optimistic outlook reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Please read the information carefully.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced performance during the 12 months ended November 30, 2006.

Q:   How did the market and the Fund perform during the annual reporting period?

A: The U.S. stock market performed very well during the past year, as a combination of steady economic growth, outstanding corporate profit results, and a high level of merger and acquisition activity helped equities overcome the headwinds of a weak housing market and rising energy prices.

     While the market's strong performance provided a positive backdrop for the Fund, a less favorable development was the continued underperformance of large-cap growth stocks. During the past year, value stocks, small-caps, and lower-quality companies all outpaced the types of stocks in which the Fund was invested.

     In this environment, the Fund's Class A shares returned 2.52% at net asset value, trailing the 8.36% and 14.22% returns of its benchmarks, - the Russell 1000 Growth Index and the S&P 500 Index, respectively. The Fund's return also lagged the 5.31% average return of the 720 funds in its Lipper peer group, Large Cap Growth Funds. Although the Fund underperformed during the past year, we remain confident in our long-term approach, which seeks to identify fast-growing, reasonably valued companies that we believe have the potential to perform well over a multi-year period. This investment style has held the Fund in good stead over the long term, as evidenced by its outperformance versus the Lipper peer group average over both the three- and five-year intervals.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   Why did the Fund underperform?

A: The primary reason why the Fund's performance lagged was the poor relative performance of its holdings within the health-care sector. Our positioning in health care was very effective from 2003 through 2005, during which time our holdings provided a cumulative return approximately 40 percentage points above that of the health-care stocks in the Russell 1000 Growth Index. During the past year, however, the Fund's underweight in large-cap pharmaceuticals - which had been helpful to performance in recent years - proved to be a drag on returns in light of the sector's outperformance. In addition, the Fund's long-term holdings in Amgen and Genentech, both of which have added greatly to returns since our original purchases, underperformed in relation to the broader health-care sector.

     Despite the events of the past year, we continue to favor faster-growing health-care companies over large-cap pharmaceuticals stocks. As an illustration, the pharmaceutical giant Merck - the best performer among large-cap health care stocks during the past 12 months - is expected to deliver earnings growth of about 4.5% this year and 2% in 2007.1 Notably, the bulk of this growth is from stock buybacks (which increase earnings per share) rather than top-line revenue growth. At the same time, Genentech's earnings are expected to grow by nearly 50% in 2006 and at an annualized rate of approximately 30% in the coming five years, while Amgen's earnings are expected to rise by 15% annually over the same period. Despite the superior revenue and earnings growth of these two companies, investors looked elsewhere for opportunities in 2006. In our view, however, investing in faster-growing companies such as these will pay off in the long run.

     Also hurting the Fund's performance within health care was its position in Teva Pharmaceuticals, the Israel-based manufacturer of generic drugs. The large pharmaceutical companies have been more aggressive in defending drugs that are coming off patent, and this has led to greater uncertainty for Teva's earnings outlook. We elected to sell the position in the fourth calendar quarter of

-----------------

1 Source: First Call. Earnings estimates stated represent the consensus estimate of industry analysis as of November 30, 2006.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

     2006, locking in profits from our original purchase in the second quarter of 2004.

Q:   Were there any other sectors in which underperformance was notable?

A: The financial sector, which also makes up a large weighting within the Fund, was another source of difficulty. As was the case with health care, the primary cause of underperformance was a holding that has been successful over the long term, but which has not performed well in 2006:
     Legg Mason. The company acquired Citigroup's asset management division earlier in 2006, and this purchase proved more difficult to digest than we had expected. We have since eliminated Legg Mason from the portfolio, booking profits from our original purchase. The only other notable detractors within financials were Sallie Mae and Aflac, but a number of stocks dragged down the Fund's relative returns by posting flat performance in a rising market.

Q:   What other elements of the Fund's positioning helped and hurt performance?

A: The technology sector was home to several winners for the Fund. Cognizant Technology Solutions, a U.S.-based technology services firm with a predominantly India-based labor force, performed very well during the past year due to the continued trend of U.S. and European companies outsourcing elements of their businesses to Asia. Also helping performance were holdings in Oracle, Google, and Cisco Systems. On the negative side, Qualcomm stood out as a detractor due to its ongoing patent dispute with Nokia. We continued to hold Qualcomm in the Fund, believing the company's long-term growth story remains intact despite the recent weakness in its stock price.

     Looking ahead to 2007, we continue to see opportunity in technology. Corporations are flush with cash, and we believe they will continue to spend it in areas, such as technology, where they can receive a more rapid return on their investment.

     The Fund also held a number of strong performers in the consumer-discretionary sector, including Marriott, Coach, and Staples. The industrial sector also was home to two notable winners in Danaher and Federal Express.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What is your outlook for growth stocks?

A: Since the performance of the "growth" and "value" investment styles has been measured, there has never been a period in which one has outperformed the other to the extent that value has outpaced growth in recent years. The reasons for this phenomenon are many. Growth companies generally deployed capital inefficiently during the late 1990s, and the memory of the losses incurred during the subsequent bear market remains fresh in many investors' minds. More recently, the scandals related to corporations' practices in granting stock options has had a disproportionate impact on the growth asset class. Market psychology has also played a part, as momentum investors have been more inclined to chase winning stocks in traditional "value" sectors such as materials, energy, and industrials, rather than in "growth" sectors such as technology and health care.

     We believe these factors, taken together, have helped create opportunities to invest in fast-growing companies at extremely attractive levels. Growth stocks are very inexpensively valued, on a historical basis, relative to value stocks. This means that significantly higher earnings growth may be available at almost no valuation premium. For investors who focus on individual stock selection, as we do, opportunities appear to be plentiful. We believe our steady, bottom-up approach to investing will hold the Fund in good stead in this environment.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                            88.4%
Temporary Cash Investments                                     9.7%
Depositary Receipts for International Stocks                   1.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                        28.3%
Consumer Discretionary                                        17.9%
Health Care                                                   17.2%
Industrials                                                   12.0%
Financials                                                    11.8%
Consumer Staples                                               6.5%
Energy                                                         4.6%
Materials                                                      1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

 1. Cognizant Tech Solutions Corp.                            4.17%
 2. General Electric Co.                                      3.61
 3. Staples, Inc.                                             3.16
 4. Google, Inc.                                              2.96
 5. Oracle Corp.                                              2.88
 6. Genentech, Inc.                                           2.80
 7. Marriott International, Inc.                              2.77
 8. Coach, Inc.                                               2.71
 9. Microsoft Corp.                                           2.68
10. Procter & Gamble Co.                                      2.63

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class     11/30/06       11/30/05
-----     --------       --------
  A         $13.69         $13.42
  B         $13.37         $13.22
  C         $13.42         $13.25
  R         $13.41         $13.17
  Y         $13.82         $13.48

Distributions Per Share
--------------------------------------------------------------------------------

                    12/1/05 - 11/30/06
        -------------------------------------------
            Net
         Investment     Short-Term       Long-Term
Class      Income      Capital Gains    Capital Gains
-----      ------      -------------    -------------
  A      $   -         $   -             $0.0674
  B      $   -         $   -             $0.0674
  C      $   -         $   -             $0.0674
  R      $   -         $   -             $0.0674
  Y      $   -         $   -             $0.0674

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-14.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                      CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index and the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of November 30, 2006)
                                  Net               Public
                              Asset Value          Offering
Period                           (NAV)            Price (POP)
Life-of-Class
(3/1/99)                        2.97%               2.19%
5 Years                         3.94                2.71
1 Year                          2.52               -3.39

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Oak Ridge     Russell 1000    Standard & Poor's
                       Large Cap Growth Fund    Growth Index       500 Index
 3/99                        $ 9,425             $10,000           $10,000
                             $ 9,460             $11,340           $10,889
11/00                        $10,555             $10,030           $10,429
                             $ 9,430             $ 7,743           $ 9,155
11/02                        $ 8,161             $ 5,987           $ 7,644
                             $ 9,025             $ 6,990           $ 8,797
11/04                        $10,099             $ 7,397           $ 9,927
                             $11,160             $ 8,118           $10,764
11/06                        $11,441             $ 8,797           $12,295

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 2004 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B and Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                      CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of November 30, 2006)
                                 If                   If
Period                          Held               Redeemed
Life-of-Class
(3/1/99)                        2.16%               2.16%
5 Years                         3.10                3.10
1 Year                          1.65               -2.35

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Oak Ridge     Russell 1000    Standard & Poor's
                       Large Cap Growth Fund    Growth Index       500 Index
 3/99                        $10,000             $10,000           $10,000
                             $ 9,990             $11,340           $10,889
11/00                        $11,063             $10,030           $10,429
                             $ 9,810             $ 7,743           $ 9,155
11/02                        $ 8,426             $ 5,987           $ 7,644
                             $ 9,249             $ 6,990           $ 8,797
11/04                        $10,274             $ 7,397           $ 9,927
                             $11,242             $ 8,118           $10,764
11/06                        $11,427             $ 8,797           $12,295

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                      CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of November 30, 2006)
                                 If                  If
Period                          Held              Redeemed
Life-of-Class
(3/1/99)                        2.21%               2.21%
5 Years                         3.17                3.17
1 Year                          1.80                1.80

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Oak Ridge     Russell 1000    Standard & Poor's
                       Large Cap Growth Fund    Growth Index       500 Index
 3/99                        $10,000             $10,000           $10,000
                             $ 9,990             $11,340           $10,889
11/00                        $11,063             $10,030           $10,429
                             $ 9,810             $ 7,743           $ 9,155
11/02                        $ 8,426             $ 5,987           $ 7,644
                             $ 9,249             $ 6,990           $ 8,797
11/04                        $10,283             $ 7,397           $ 9,927
                             $11,266             $ 8,118           $10,764
11/06                        $11,469             $ 8,797           $12,295

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                      CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of November 30, 2006)
                                 If                   If
Period                          Held               Redeemed
Life-of-Class
(3/1/99)                        2.36%               2.36%
5 Years                         3.28                3.28
1 Year                          2.34                2.34

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Oak Ridge     Russell 1000    Standard & Poor's
                       Large Cap Growth Fund    Growth Index       500 Index
 3/99                        $10,000             $10,000           $10,000
                             $10,007             $11,340           $10,889
11/00                        $11,109             $10,030           $10,429
                             $ 9,875             $ 7,743           $ 9,155
11/02                        $ 8,504             $ 5,987           $ 7,644
                             $ 9,357             $ 6,990           $ 8,797
11/04                        $10,300             $ 7,397           $ 9,927
                             $11,338             $ 8,118           $10,764
11/06                        $11,603             $ 8,797           $12,295

Call 1-800-225-6292 or pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class R shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                      CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the Standard & Poor's 500 Index.

          Average Annual Total Returns
            (As of November 30, 2006)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (3/1/99)                    3.08%      3.08%
 5 Years                     4.12       4.12
 1 Year                      3.03       3.03

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Oak Ridge     Russell 1000    Standard & Poor's
                       Large Cap Growth Fund    Growth Index       500 Index
 3/99                        $10,000             $10,000           $10,000
                             $10,040             $11,340           $10,889
11/00                        $11,202             $10,030           $10,429
                             $10,008             $ 7,743           $ 9,155
11/02                        $ 8,661             $ 5,987           $ 7,644
                             $ 9,578             $ 6,990           $ 8,797
11/04                        $10,735             $ 7,397           $ 9,927
                             $11,884             $ 8,118           $10,764
11/06                        $12,244             $ 8,797           $12,295

Call 1-800-225-6292 or pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class A shares are used as a proxy from March 1, 1999 to August 10, 2004. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from June 1, 2006 through November 30, 2006

Actual
Share Class             A             B            C            R            Y
----------------------------------------------------------------------------------
Beginning Account    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 6/1/06
Ending Account       $1,069.81    $1,265.63    $1,066.30    $1,068.83    $1,072.45
Value On 11/30/06
Expenses Paid        $    6.23    $   10.87    $   10.31    $    7.52    $    4.16
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.00%, 1.45%, and 0.80% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2006 through November 30, 2006

Hypothetical
Share Class              A            B            C            R            Y
----------------------------------------------------------------------------------
Beginning Account    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 6/1/06
Ending Account       $1,019.05    $1,014.54    $1,015.09    $1,017.80    $1,021.06
Value On 11/30/06
Expenses Paid        $    6.07    $   10.61    $   10.05    $    7.33    $    4.05
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.00%, 1.45%, and 0.80% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06
--------------------------------------------------------------------------------

     Shares                                                               Value
              COMMON STOCKS - 96.3%
              Energy - 4.4%
              Oil & Gas Equipment & Services - 2.0%
    286,760     Schlumberger, Ltd.*(b)                             $ 19,637,325
                                                                   ------------
              Oil & Gas Exploration & Production - 2.4%
    454,595   XTO Energy, Inc.                                     $ 23,002,507
                                                                   ------------
              Total Energy                                         $ 42,639,832
                                                                   ------------
              Materials - 1.6%
              Specialty Chemicals - 1.6%
    352,815   Ecolab, Inc.*                                        $ 15,647,345
                                                                   ------------
              Total Materials                                      $ 15,647,345
                                                                   ------------
              Capital Goods - 9.6%
              Aerospace & Defense - 3.8%
    184,000   Precision Castparts Corp.*                           $ 13,884,640
    348,870   United Technologies Corp.                              22,512,581
                                                                   ------------
                                                                   $ 36,397,221
                                                                   ------------
              Industrial Conglomerates - 3.5%
    955,285   General Electric Co.                                 $ 33,702,455
                                                                   ------------
              Industrial Machinery - 2.3%
    308,425   Danaher Corp. (b)                                    $ 22,552,036
                                                                   ------------
              Total Capital Goods                                  $ 92,651,712
                                                                   ------------
              Transportation - 2.0%
              Air Freight & Couriers - 2.0%
    167,270   FedEx Corp. (b)                                      $ 19,307,976
                                                                   ------------
              Total Transportation                                 $ 19,307,976
                                                                   ------------
              Consumer Durables & Apparel - 2.6%
              Apparel, Accessories & Luxury Goods - 2.6%
    584,305   Coach, Inc.*                                         $ 25,247,819
                                                                   ------------
              Total Consumer Durables & Apparel                    $ 25,247,819
                                                                   ------------
              Consumer Services - 4.7%
              Casinos & Gaming - 2.0%
    247,420   Harrah's Entertainment, Inc. (b)                     $ 19,471,954
                                                                   ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                               Value
              Hotels, Resorts & Cruise Lines - 2.7%
    572,290   Marriott International, Inc.*                        $ 25,838,894
                                                                   ------------
              Total Consumer Services                              $ 45,310,848
                                                                   ------------
              Media - 3.0%
              Broadcasting & Cable TV - 1.0%
    247,200   Comcast Corp.*                                       $ 10,001,712
                                                                   ------------
              Movies & Entertainment - 2.0%
    920,600   News Corp., Inc.*                                    $ 18,964,360
                                                                   ------------
              Total Media                                          $ 28,966,072
                                                                   ------------
              Retailing - 7.0%
              Computer & Electronics Retail - 1.9%
    342,225   Best Buy Co., Inc.*                                  $ 18,812,108
                                                                   ------------
              General Merchandise Stores - 2.0%
    332,105   Target Corp.                                         $ 19,291,979
                                                                   ------------
              Specialty Stores - 3.1%
  1,157,682   Staples, Inc.                                        $ 29,486,161
                                                                   ------------
              Total Retailing                                      $ 67,590,248
                                                                   ------------
              Food & Drug Retailing - 1.8%
              Drug Retail - 1.8%
    422,800   Walgreen Co.                                         $ 17,119,172
                                                                   ------------
              Total Food & Drug Retailing                          $ 17,119,172
                                                                   ------------
              Food, Beverage & Tobacco - 2.1%
              Soft Drinks - 2.1%
    328,163   PepsiCo, Inc.                                        $ 20,336,261
                                                                   ------------
              Total Food, Beverage & Tobacco                       $ 20,336,261
                                                                   ------------
              Household & Personal Products - 2.5%
              Household Products - 2.5%
    391,055   Procter & Gamble Co.*                                $ 24,554,343
                                                                   ------------
              Total Household & Personal Products                  $ 24,554,343
                                                                   ------------

18 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                               Value
              Health Care Equipment & Services - 7.3%
              Health Care Equipment - 5.4%
    331,005   Medtronic, Inc.*                                     $ 17,255,291
    339,020   Varian Medical Systems, Inc.*(b)                       16,686,564
    242,530   Zimmer Holdings, Inc.*                                 17,694,989
                                                                   ------------
                                                                   $ 51,636,844
                                                                   ------------
              Health Care Services - 1.9%
    394,860   Caremark Rx, Inc.                                    $ 18,676,878
                                                                   ------------
              Total Health Care Equipment & Services               $ 70,313,722
                                                                   ------------
              Pharmaceuticals & Biotechnology - 9.3%
              Biotechnology - 4.3%
    218,830   Amgen, Inc.*                                         $ 15,536,930
    319,495   Genentech, Inc.*                                       26,118,716
                                                                   ------------
                                                                   $ 41,655,646
                                                                   ------------
              Pharmaceuticals - 5.0%
    391,235   Abbott Laboratories                                  $ 18,255,025
     89,800   Allergan, Inc.*                                        10,468,884
    332,300   Novartis AG (A.D.R.)*                                  19,409,643
                                                                   ------------
                                                                   $ 48,133,552
                                                                   ------------
              Total Pharmaceuticals & Biotechnology                $ 89,789,198
                                                                   ------------
              Banks - 2.4%
              Diversified Banks - 2.4%
    696,795   U.S. Bancorp                                         $ 23,440,184
                                                                   ------------
              Total Banks                                          $ 23,440,184
                                                                   ------------
              Diversified Financials - 7.1%
              Consumer Finance - 3.5%
    312,850   American Express Co.                                 $ 18,370,552
    347,755   SLM Corp.                                              15,941,089
                                                                   ------------
                                                                   $ 34,311,641
                                                                   ------------
              Investment Banking & Brokerage - 2.1%
  1,088,325   Charles Schwab Corp.*                                $ 19,959,881
                                                                   ------------
              Diversified Financial Services - 1.5%
    285,490   Citigroup, Inc.                                      $ 14,157,449
                                                                   ------------
              Total Diversified Financials                         $ 68,428,971
                                                                   ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

     Shares                                                               Value
              Insurance - 1.9%
              Life & Health Insurance - 1.9%
    412,380   Aflac, Inc.                                          $ 18,202,453
                                                                   ------------
              Total Insurance                                      $ 18,202,453
                                                                   ------------
              Software & Services - 14.2%
              Data Processing & Outsourced Services - 2.0%
    499,900   Paychex, Inc.                                        $ 19,701,059
                                                                   ------------
              Internet Software & Services - 2.8%
     56,895   Google, Inc.*                                        $ 27,589,523
                                                                   ------------
              IT Consulting & Other Services - 4.0%
    477,175   Cognizant Tech Solutions Corp.*(b)                   $ 38,918,393
                                                                   ------------
              Systems Software - 5.4%
    852,420   Microsoft Corp.                                      $ 25,001,479
  1,413,005   Oracle Corp.*                                          26,889,485
                                                                   ------------
                                                                   $ 51,890,964
                                                                   ------------
              Total Software & Services                            $138,099,939
                                                                   ------------
              Technology Hardware & Equipment - 9.1%
              Communications Equipment - 6.6%
    911,200   Cisco Systems, Inc.*                                 $ 24,493,056
    705,345   Corning, Inc.*(b)                                      15,207,238
    654,115   Qualcomm, Inc.                                         23,934,068
                                                                   ------------
                                                                   $ 63,634,362
                                                                   ------------
              Computer Hardware - 1.2%
    132,095   Apple Computer, Inc.*                                $ 12,110,470
                                                                   ------------
              Electronic Manufacturing Services - 1.3%
    452,205   Jabil Circuit, Inc.*                                 $ 12,824,534
                                                                   ------------
              Total Technology Hardware & Equipment                $ 88,569,366
                                                                   ------------
              Semiconductors - 3.8%
    530,895   Microchip Technology*                                $ 18,108,829
    644,655   Texas Instruments, Inc.                                19,049,555
                                                                   ------------
                                                                   $ 37,158,384
                                                                   ------------
              Total Semiconductors                                 $ 37,158,384
                                                                   ------------
              TOTAL COMMON STOCKS
              (Cost $805,717,450)                                  $933,373,845
                                                                   ------------

20 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
     Amount                                                               Value
              TEMPORARY CASH INVESTMENTS - 10.4%
              Repurchase Agreement - 3.7%
$36,100,000   UBS Warburg, Inc., 5.27%, dated 11/30/06,
              repurchase price of $36,100,000
              plus accrued interest on 12/1/06
              collateralized by $37,384,000 U.S. Treasury Bill,
              3.875%, 5/15/09                                     $   36,100,000
                                                                  --------------

     Shares
              Security Lending Collateral - 6.7%
 64,748,094    Securities Lending Investment Fund, 5.24%          $   64,748,094
                                                                  --------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $100,848,094)                                 $  100,848,094
                                                                  --------------
              TOTAL INVESTMENT IN SECURITIES - 106.7%
              (Cost $906,565,544) (a)                             $1,034,221,939
                                                                  --------------
              OTHER ASSETS AND LIABILITIES - (6.7)%               $  (64,993,025)
                                                                  --------------
              TOTAL NET ASSETS - 100.0%                           $  969,228,914
                                                                  ==============

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At November 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $908,494,785 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                          $143,861,005
         Aggregate gross unrealized loss for all investments in which there is
         an excess of tax cost over value                                           (18,133,851)
                                                                                   ------------
         Net unrealized gain                                                       $125,727,154
                                                                                   ============

(b)      At November 30, 2006, the following securities were out on loan:

         Shares    Security                                                               Value
         90,100    Cognizant Tech Solutions Corp.*                                 $  7,348,556
        193,474    Corning, Inc.*                                                     4,171,299
        159,859    Danaher Corp.                                                     11,688,890
          4,383    FedEx Corp.                                                          505,930
        149,463    Harrah's Entertainment, Inc.                                      11,762,738
        260,111    Schlumberger, Ltd.*                                               17,812,401
        206,000    Varian Medical Systems, Inc.*                                     10,139,120
                                                                                   ------------
                   Total                                                           $ 63,428,934
                                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2006 aggregated $426,711,766 and $369,190,487, respectively.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Oak Ridge Large Cap Growth Fund
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/06
-----------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $63,428,934) (cost $906,565,544)                              $1,034,221,939
  Receivables -
    Fund shares sold                                                   1,444,119
    Dividends, interest and foreign taxes withheld                       444,716
    Due from Pioneer Investment Management, Inc.                          68,048
  Other                                                                  145,920
                                                                  --------------
     Total assets                                                 $1,036,324,742
                                                                  --------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                       $    1,334,414
    Upon return of securities loaned                                  64,748,094
  Due to bank                                                            718,686
  Due to affiliates                                                      146,372
  Accrued expenses                                                       148,262
                                                                  --------------
     Total liabilities                                            $   67,095,828
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $  888,229,623
  Undistributed net investment income                                    912,723
  Accumulated net realized loss on investments                       (47,569,827)
  Net unrealized gain on investments                                 127,656,395
                                                                  --------------
     Total net assets                                             $  969,228,914
                                                                  ==============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $262,081,229/19,139,039 shares)               $        13.69
                                                                  ==============
  Class B (based on $34,354,375/2,568,997 shares)                 $        13.37
                                                                  ==============
  Class C (based on $77,206,495/5,754,470 shares)                 $        13.42
                                                                  ==============
  Class R (based on $1,919,830/143,125 shares)                    $        13.41
                                                                  ==============
  Class Y (based on $593,666,985/42,964,283 shares)               $        13.82
                                                                  ==============
MAXIMUM OFFERING PRICE:
  Class A ($13.69 - 94.25%)                                       $        14.53
                                                                  ==============

22 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/06


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $19,440)       $8,510,637
  Interest                                                    2,554,138
  Income from securities loaned, net                             23,949
                                                             ----------
     Total investment income                                                 $11,088,724
                                                                             -----------
EXPENSES:
  Management fees                                            $7,129,406
  Transfer agent fees and expenses
    Class A                                                     608,578
    Class B                                                     180,792
    Class C                                                     154,048
    Class R                                                       5,207
    Class Y                                                      13,209
  Distribution fees
    Class A                                                     686,839
    Class B                                                     379,448
    Class C                                                     792,667
    Class R                                                       8,289
  Administrative reimbursements                                 211,884
  Custodian fees                                                 25,015
  Registration fees                                             100,157
  Professional fees                                              87,570
  Printing expense                                               35,439
  Fees and expenses of nonaffiliated trustees                    19,457
  Miscellaneous                                                  16,477
                                                             ----------
     Total expenses                                                          $10,454,482
     Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                         (256,370)
     Less fees paid indirectly                                                   (22,111)
                                                                             -----------
     Net expenses                                                            $10,176,001
                                                                             -----------
       Net investment income                                                 $   912,723
                                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $22,432,424
                                                                             -----------
  Change in net unrealized gain on investments                               $ 2,184,989
                                                                             -----------
    Net gain on investments                                                  $24,617,413
                                                                             -----------
    Net increase in net assets resulting from operations                     $25,530,136
                                                                             ===========

The accompanying notes are an integral part of these financial statements.   23

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/06 and 11/30/05, respectively

                                                              Year Ended       Year Ended
                                                               11/30/06         11/30/05
FROM OPERATIONS:
Net investment income (loss)                                 $     912,723    $    (736,616)
Net realized gain on investments                                22,432,424       65,077,933
Change in net unrealized gain (loss) on investments              2,184,989      (11,613,330)
                                                             -------------    -------------
    Net increase in net assets resulting from
     operations                                              $  25,530,136    $  52,727,987
                                                             -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.01 per share, respectively)        $           -    $     (38,753)
Net realized gain:
    Class A ($0.07 and $0.39 per share, respectively)           (1,284,360)      (6,861,691)
    Class B ($0.07 and $0.39 per share, respectively)             (173,038)      (1,096,581)
    Class C ($0.07 and $0.39 per share, respectively)             (386,003)      (1,882,246)
    Class R ($0.07 and $0.39 per share, respectively)               (9,592)         (25,261)
    Class Y ($0.07 and $0.39 per share, respectively)           (2,887,562)     (13,420,966)
                                                             -------------    -------------
     Total distributions to shareowners                      $  (4,740,555)   $ (23,325,498)
                                                             -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 355,682,888    $ 316,460,909
Shares issued in reorganization                                          -      512,706,571
Reinvestment of distributions                                    3,595,890       14,011,658
Cost of shares repurchased                                    (303,607,527)     (67,307,519)
                                                             -------------    -------------
    Net increase in net assets resulting from
     Fund share transactions                                 $  55,671,251    $ 775,871,619
                                                             -------------    -------------
    Net increase in net assets                               $  76,460,832    $ 805,274,108
NET ASSETS:
Beginning of year                                              892,768,082       87,493,974
                                                             -------------    -------------
End of year                                                  $ 969,228,914    $ 892,768,082
                                                             =============    =============
Undistributed net investment income                          $     912,723    $           -
                                                             =============    =============

24 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     '06 Shares    '06 Amount      '05 Shares     '05 Amount
CLASS A
Shares sold                          8,191,151    $ 109,751,665     9,190,624    $ 117,741,596
Shares issued in reorganization              -                -     8,826,717      116,424,392
Reinvestment of distributions           85,347        1,162,188       432,922        5,804,261
Less shares repurchased             (8,751,071)    (116,279,346)   (1,808,708)     (23,499,870)
                                   -----------    -------------    ----------    -------------
    Net increase (decrease)           (474,573)   $  (5,365,493)   16,641,555    $ 216,470,379
                                   ===========    =============    ==========    =============
CLASS B
Shares sold                            614,098    $   8,113,890     1,050,050    $  13,255,195
Shares issued in reorganization              -                -     1,993,965       25,961,425
Reinvestment of distributions           10,806          144,611        71,125          939,920
Less shares repurchased             (1,208,919)     (15,765,073)     (296,591)      (3,818,834)
                                   -----------    -------------    ----------    -------------
    Net increase (decrease)           (584,015)   $  (7,506,572)    2,818,549    $  36,337,706
                                   ===========    =============    ==========    =============
CLASS C
Shares sold                          2,327,882    $  30,735,934     4,643,023    $  58,647,686
Reinvestment of distributions           18,024          240,275        80,916        1,071,170
Less shares repurchased             (1,882,231)     (24,327,004)     (605,840)      (7,600,485)
                                   -----------    -------------    ----------    -------------
    Net increase                       463,675    $   6,649,205     4,118,099    $  52,118,371
                                   ===========    =============    ==========    =============
CLASS R
Shares sold                             82,991    $   1,094,438        61,565    $     788,652
Reinvestment of distributions              661            8,800         1,634           21,496
Less shares repurchased                (12,718)        (166,725)       (3,444)         (42,579)
                                   -----------    -------------    ----------    -------------
    Net increase                        70,934    $     936,513        59,755    $     767,569
                                   ===========    =============    ==========    =============
CLASS Y
Shares sold                         15,462,003    $ 205,986,961     9,816,834    $ 126,027,780
Shares issued in reorganization              -                -    27,969,845      370,320,754
Reinvestment of distributions          148,690        2,040,016       458,083        6,174,811
Less shares repurchased            (10,987,807)    (147,069,379)   (2,408,938)     (32,345,751)
                                   -----------    -------------    ----------    -------------
    Net increase                     4,622,886    $  60,957,598    35,835,824    $ 470,177,594
                                   ===========    =============    ==========    =============

The accompanying notes are an integral part of these financial statements.   25

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended    Year Ended   Year Ended
CLASS A                                                        11/30/06    11/30/05    11/30/04(a)    11/30/03     11/30/02
Net asset value, beginning of period                           $  13.42    $  12.51     $ 11.18       $ 10.74      $ 12.41
                                                               --------    --------     -------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                           $  (0.01)   $  (0.01)    $ (0.01)      $ (0.11)     $ (0.10)
 Net realized and unrealized gain (loss) on investments            0.35        1.32        1.34          1.17        (1.57)
                                                               --------    --------     -------       -------      -------
  Net increase (decrease) from investment operations           $   0.34    $   1.31     $  1.33       $  1.06      $ (1.67)
Distributions to shareowners:
 Net investment income                                                -       (0.01)          -             -            -
 Net realized gain                                                (0.07)      (0.39)          -         (0.62)           -
                                                               --------    --------     -------       -------      -------
Net increase (decrease) in net asset value                     $   0.27    $   0.91     $  1.33       $  0.44      $ (1.67)
                                                               --------    --------     -------       -------      -------
Net asset value, end of period                                 $  13.69    $  13.42     $ 12.51       $ 11.18      $ 10.74
                                                               ========    ========     =======       =======      =======
Total return*                                                      2.52%      10.51%      11.90%        10.63%      (13.46)%
Ratio of net expenses to average net assets+                       1.20%       1.30%       1.57%         2.00%        2.00%
Ratio of net investment loss to average net assets+               (0.04)%     (0.28)%     (0.11)%       (1.06)%      (1.00)%
Portfolio turnover rate                                              41%        140%         29%           53%          26%
Net assets, end of period (in thousands)                       $262,081    $263,117     $37,193       $ 8,640      $ 8,069
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.27%       1.30%       2.42%         2.77%        3.21%
 Net investment loss                                              (0.11)%     (0.28)%     (0.97)%       (1.83)%      (2.21)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.20%       1.30%       1.57%         2.00%        2.00%
 Net investment loss                                              (0.04)%     (0.28)%     (0.11)%       (1.06)%      (1.00)%

(a) Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

26 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           2/17/04(a)
                                               Year Ended    Year Ended       to
                                                11/30/06      11/30/05     11/30/04
CLASS B
Net asset value, beginning of period            $ 13.22       $ 12.44      $  11.86
                                                -------       -------      --------
Increase (decrease) from investment
  operations:
  Net investment loss                           $ (0.14)      $ (0.06)     $  (0.02)
  Net realized and unrealized gain on
   investments                                     0.36          1.23          0.60
                                                -------       -------      --------
   Net increase from investment operations      $  0.22       $  1.17      $   0.58
Distributions to shareowners:
  Net realized gain                               (0.07)        (0.39)            -
                                                -------       -------      --------
Net increase in net asset value                 $  0.15       $  0.78      $   0.58
                                                -------       -------      --------
Net asset value, end of period                  $ 13.37       $ 13.22      $  12.44
                                                =======       =======      ========
Total return*                                      1.65%         9.41%         4.89%***
Ratio of net expenses to average net assets+       2.11%         2.15%         2.53%**
Ratio of net investment loss to average
  net assets+                                     (0.95)%       (1.13)%       (0.72)%**
Portfolio turnover rate                              41%          140%           29%
Net assets, end of period (in thousands)        $34,354       $41,685      $  4,161
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                     2.28%         2.26%         2.94%**
  Net investment loss                             (1.12)%       (1.24)%       (1.13)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                     2.10%         2.14%         2.52%**
  Net investment loss                             (0.94)%       (1.12)%       (0.72)%**

(a)  Class B shares were first publicly offered on February 17, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   27

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           2/17/04(a)
                                               Year Ended    Year Ended       to
                                                11/30/06      11/30/05     11/30/04
CLASS C
Net asset value, beginning of period            $ 13.25       $ 12.45      $  11.86
                                                -------       -------      --------
Increase (decrease) from investment
  operations:
  Net investment loss                           $ (0.11)      $ (0.09)     $  (0.01)
  Net realized and unrealized gain on
   investments                                     0.35          1.28          0.60
                                                -------       -------      --------
   Net increase from investment operations      $  0.24       $  1.19      $   0.59
Distributions to shareowners:
  Net realized gain                               (0.07)        (0.39)            -
                                                -------       -------      --------
Net increase in net asset value                 $  0.17       $  0.80      $   0.59
                                                -------       -------      --------
Net asset value, end of period                  $ 13.42       $ 13.25      $  12.45
                                                =======       =======      ========
Total return*                                      1.80%         9.57%         4.97%***
Ratio of net expenses to average net assets+       2.00%         2.09%         2.39%**
Ratio of net investment loss to average
  net assets+                                     (0.83)%       (1.08)%       (0.40)%**
Portfolio turnover rate                              41%          140%           29%
Net assets, end of period (in thousands)        $77,206       $70,096      $ 14,601
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                     2.00%         2.09%         2.71%**
  Net investment loss                             (0.83)%       (1.08)%       (0.72)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                     2.00%         2.09%         2.38%**
  Net investment loss                             (0.83)%       (1.08)%       (0.40)%**

(a)  Class C shares were first publicly offered on February 17, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

28 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           2/17/04(a)
                                               Year Ended    Year Ended       to
                                                11/30/06      11/30/05     11/30/04
CLASS R
Net asset value, beginning of period            $ 13.17       $ 12.32      $  11.86
                                                -------       -------      --------
Increase (decrease) from investment
  operations:
  Net investment loss                           $ (0.03)      $ (0.04)     $  (0.01)
  Net realized and unrealized gain on
   investments                                     0.34          1.28          0.47
                                                -------       -------      --------
   Net increase from investment operations      $  0.31       $  1.24      $   0.46
Distributions to shareowners:
  Net realized gain                               (0.07)        (0.39)            -
                                                -------       -------      --------
Net increase in net asset value                 $  0.24       $  0.85      $   0.46
                                                -------       -------      --------
Net asset value, end of period                  $ 13.41       $ 13.17      $  12.32
                                                =======       =======      ========
Total return*                                      2.34%        10.08%         3.88%***
Ratio of net expenses to average net assets+       1.45%         1.55%         1.78%**
Ratio of net investment loss to average
  net assets+                                     (0.27)%       (0.51)%       (0.15)%**
Portfolio turnover rate                              41%          140%           29%
Net assets, end of period (in thousands)        $ 1,920       $   951      $    153
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                     1.61%         1.66%         2.06%**
  Net investment loss                             (0.43)%       (0.62)%       (0.43)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                     1.45%         1.55%         1.78%**
  Net investment loss                             (0.27)%       (0.51)%       (0.15)%**

(a)  Class R shares were first publicly offered on February 17, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   29

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           8/11/04(a)
                                               Year Ended    Year Ended       to
                                                11/30/06      11/30/05     11/30/04
CLASS Y
Net asset value, beginning of period            $  13.48      $  12.53     $   11.33
                                                --------      --------     ---------
Increase from investment operations:
  Net investment income                         $   0.05      $      -(b)  $    0.03
  Net realized and unrealized gain on
   investments                                      0.36          1.34          1.17
                                                --------      --------     ---------
   Net increase from investment operations      $   0.41      $   1.34     $    1.20
Distributions to shareowners:
  Net realized gain                                (0.07)        (0.39)            -
                                                --------      --------     ---------
Net increase in net asset value                 $   0.34      $   0.95     $    1.20
                                                --------      --------     ---------
Net asset value, end of period                  $  13.82      $ 13.48      $   12.53
                                                ========      ========     ---------
Total return*                                       3.03%        10.71%        10.59%***
Ratio of net expenses to average net assets+        0.80%         0.89%         1.09%**
Ratio of net investment income to average
  net assets+                                       0.36%         0.14%         2.97%**
Portfolio turnover rate                               41%          140%           29%
Net assets, end of period (in thousands)        $593,667      $516,919     $  31,385
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                      0.80%         0.89%         1.19%**
  Net investment income                             0.36%         0.14%         2.87%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                      0.80%         0.89%         1.09%**
  Net investment income                             0.36%         0.14%         2.97%**

(a)  Class Y shares were first publicly offered on August 11, 2004.
(b)  Amount rounds to less than ($0.01) cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

30 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on February 13, 2004, is the successor to the Oak Ridge Large Cap Equity Fund. Oak Ridge Large Cap Equity Fund, one of two series of portfolios that comprised Oak Ridge Funds, Inc., transferred all of the net assets of Class A shares in exchange for the Fund's Class A shares in a one-to-one exchange ratio, on February 17, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Oak Ridge Large Cap Equity Fund on February 10, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Class B, Class C and Class R were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C, and Class R shareowners, respectively. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal investment risks is contained in the Fund's Prospectus. Please refer to these documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At November 30, 2006 there were no securities fair valued. Cash equivalent securities are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2006, the Fund had a net capital loss carryforward of $46,949,166 which will expire in 2010 if not utilized.

     The Fund has reclassified $250 to increase accumulated net realized loss on investments and $250 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended November 30, 2006 and 2005 were as follows:

--------------------------------------------------------------------------------
                                                     2006               2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                   $        -        $     38,753
Long-term capital gain                            4,740,555           23,286,745
                                                  ----------        ------------
  Total                                           $4,740,555        $ 23,325,498
                                                  ==========        ============
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2006:

--------------------------------------------------------------------------------
                                          2006
--------------------------------------------------------------------------------
Undistributed ordinary income                                      $    912,723
Undistributed long-term gain                                          1,308,581
Capital loss carryforward                                           (46,949,166)
Unrealized appreciation                                             125,727,153
                                                                   ------------
  Total                                                            $ 80,999,291
                                                                   ============
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $67,359 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2006.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan (see
     Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A,

34
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Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain brokers-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion. For the year ended November 30, 2006, the net management fee was equivalent to 0.75% of average daily net assets.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund. Prior to the reorganization, Oak Ridge Large Cap Equity Fund was advised by Oak Ridge, which received an annual fee equal to 0.60% of its average daily net assets.

On January 7, 2005 Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and
(ii) the remaining ownership interest twelve years from the date on which the acquisition is consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM. On December 28, 2004, shareholders of the Fund approved a new Sub-Advisory Agreement between PIM and Oak Ridge, in anticipation of the acquisition causing the existing agreement to terminate.

Effective April 1, 2006, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2009 for Class A shares, April 1, 2007 for Class B, Class C shares and Class R shares. There can be no assurance that Pioneer will extend these limitations beyond such periods. The Fund may terminate the expense limit agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the Fund and its shareholders. Prior to April 1, 2006, Class A's expense limit was 1.30% and Class R's was 1.55%.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2006, $20,556 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $120,928 in transfer agent fees payable from PIMSS at November 30, 2006.

4.   Distribution and Service Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $4,888 in distribution fees payable to PFD at November 30, 2006.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the Fund remain

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

subject to any contingent deferred sales charge that applied to the shares you originally purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There are no CDSCs for Class R shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2006, CDSCs in the amount of $144,690 were paid to PFD.

5.   Expense Offset Arrangements
The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2006, the Fund's expenses were reduced by $22,111 under such arrangements.

6.   Merger Information
On September 22, 2005, beneficial owners of AmSouth Capital Growth Fund and AmSouth Large Cap Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of AmSouth Capital Growth Fund's Class A, Class B and Class I net assets and AmSouth Large Cap Fund's Class A, Class B and Class I net assets for Oak Ridge Large Cap Growth Fund's shares, based on the Fund's Class A, Class B and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                     Pioneer Oak                                                          Pioneer Oak
                     Ridge Large            AmSouth Large              AmSouth              Ridge Large
                   Cap Growth Fund            Cap Fund           Capital Growth Fund      Cap Growth Fund
                 (Pre-Reorganization)    (Pre-Reorganization)    (Pre-Reorganization)    (Post-Reorganization)
--------------------------------------------------------------------------------------------------------------
Net Assets
Class A           $118,616,054            $ 94,595,573            $ 21,828,819            $235,040,446
Class B           $ 14,283,691            $ 19,959,007            $  6,002,418            $ 40,245,116
Class C           $ 60,674,790            $          -            $          -            $ 60,674,790
Class R           $    487,492            $          -            $          -            $    487,492
Class Y           $111,598,136            $          -            $          -            $481,918,890
Class I           $          -            $170,046,844            $200,273,910            $          -
Total Net
 Assets           $305,660,163            $284,601,424            $228,105,147            $818,366,734
Shares
 Outstanding
Class A              8,995,831               5,816,783               2,193,285              17,822,548
Class B              1,096,769               1,310,794                 649,830               3,090,734
Class C              4,651,154                       -                       -               4,651,154
Class R                 37,609                       -                       -                  37,609
Class Y              8,427,517                       -                       -              36,397,362
Class I                      -              10,382,796              20,069,079                       -
Shares
 Issued in
 Reorganization
Class A                                                                                      8,826,717
Class B                                                                                      1,993,965
Class Y                                                                                     27,969,845
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Unrealized          Accumulated
                                  Depreciation on          Loss on
                                    Closing Date         Closing Date
--------------------------------------------------------------------------------
AmSouth Capital Growth Fund                 $ 33,719,612        $ (106,771,733)
AmSouth Large Cap Fund                        97,789,752           (10,044,477)
                                            ------------        --------------
  Total                                     $131,509,364        $ (116,816,210)
                                            ============        ==============
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

7.   Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2006, the Fund had no borrowings under this agreement.

8.   New Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

40
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Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust I and
Shareowners of Pioneer Oak Ridge Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Large Cap Growth Fund, one of the series comprising the Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2002 were audited by other auditors whose report, dated January 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth Fund of Pioneer Series Trust I at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained Oak Ridge Investments, LLC (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index approved by the Independent Trustees for this purpose, (ii) sales and redemption activity in

42
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Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and (x) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including in the case of the Sub-adviser, its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the breakpoints in the Fund's management

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Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

fee and the management fee of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to the performance of both a peer group and an index approved by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006 and the second quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the return of the Fund, gross of expenses, relative to the return of the Fund's benchmark index for the 12 month period ended June 30, 2006. The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile, relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile of the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of breakpoints at future asset levels, any perceived or potential economies of scale would be shared between the Investment Adviser and the Fund's shareowners, in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and Sub-adviser and the fees charged by other funds in Fund's relevant peer group, and taking into account all material factors deemed relevant by the trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
Oak Ridge Investments, LLC

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held       Length of Service
Name and Age               With the Fund        and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the      Trustee since 2003.
                           Board, Trustee and   Serves until a
                           President            successor trustee is
                                                elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset      Director of ICI Mutual
                           Management S.p.A. ("PGAM"); Non-Executive Chairman          Insurance Company
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc.
                           (since 2003); Director of Cole Investment Corporation
                           (since 2004); Director of Fiduciary Counseling, Inc.;
                           President and Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of the Pioneer
                           Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP (counsel to PIM-USA and the Pioneer Funds)
----------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock (62)             Trustee          Trustee since 2005.
3050 K. Street NW,                              Serves until a
Washington, DC 20007                            successor trustee is
                                                elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2003.
3509 Woodbine Street,                           Serves until a
Chevy Chase, MD 20815                           successor trustee is
                                                elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2003.
1001 Sherbrooke Street West,                    Serves until a
Montreal, Quebec, Canada                        successor trustee is
H3A 1G5                                         elected or earlier
                                                retirement or removal.
----------------------------------------------------------------------

                                                                                             Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                   by this Trustee
David R. Bock (62)             Senior Vice President and Chief Financial Officer,            Director of The Enterprise
3050 K. Street NW,             I-trax, Inc. (publicly traded health care services company)   Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital      Company (privately-held
                               Advisors (boutique merchant bank)(2002 to 2004); and          affordable housing
                               Executive Vice President and Chief Financial Officer,         finance company); and
                               Pedestal Inc. (internet-based mortgage trading company)       Director of New York
                               (2000 - 2002)                                                 Mortgage Trust (publicly
                                                                                             traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial        Director of Brady
3509 Woodbine Street,          advisory firm)                                                Corporation (industrial
Chevy Chase, MD 20815                                                                        identification and
                                                                                             specialty coated material
                                                                                             products manufacturer);
                                                                                             Director of Briggs &
                                                                                             Stratton Co. (engine
                                                                                             manufacturer); Director of
                                                                                             Mortgage Guaranty
                                                                                             Insurance Corporation;
                                                                                             and Director of UAL
                                                                                             Corporation (airline
                                                                                             holding company)
-----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc.                   None
1001 Sherbrooke Street West,   (consulting firm); and Desautels Faculty of Management,
Montreal, Quebec, Canada       McGill University
H3A 1G5
-----------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Positions Held  Length of Service
Name, Age and Address           With the Fund   and Term of Office
Thomas J. Perna (56)            Trustee         Trustee since 2006.
89 Robbins Avenue,                              Serves until a
Berkeley Heights, NJ 07922                      successor trustee is
                                                elected or earlier
                                                retirement or removal.
-----------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee         Trustee since 2003.
200 State Street, 12th Floor,                   Serves until a
Boston, MA 021098                               successor trustee is
                                                elected or earlier
                                                retirement or removal.
-----------------------------------------------------------------------
John Winthrop (70)              Trustee         Trustee since 2003.
One North Adgers Wharf,                         Serves until a
Charleston, SC 29401                            successor trustee is
                                                elected or earlier
                                                retirement or removal.
-----------------------------------------------------------------------

                                                                                           Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years                by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive    Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and        Inc. (technology products
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                         for securities lending
                                                                                           industry)
--------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &    Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                    High Income Fund, Inc.
Boston, MA 021098                                                                          (closed-end investment
                                                                                           company)
--------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private investment   None
One North Adgers Wharf,         firm)
Charleston, SC 29401
--------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held With    Term of Office and
Name and Age                 the Fund              Length of Service
Osbert M. Hood (54)+         Executive Vice        Since 2003. Serves
                             President             at the discretion of
                                                   the Board
------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
------------------------------------------------------------------------

                                                                                             Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                     by this Officer
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since            Trustee of certain
                             May 2003 (Director since January 2001; Executive                Pioneer Funds
                             Vice President and Chief Operating Officer from
                             November 2000 - May 2003); Director of PGAM since
                             June 2003; President and Director of Pioneer since
                             May 2003; President and Director of Pioneer Institutional
                             Asset Management, Inc. since February 2006; Chairman
                             and Director of Pioneer Investment Management
                             Shareholder Services, Inc. ("PIMSS") since May 2003;
                             Director of PFD since May 2006; Director of Oak Ridge
                             Investments, LLC (a registered investment adviser in which
                             PIM USA owns a minority interest) since January 2005;
                             Director of Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-owned by PIM-USA) since
                             June 2006; and Executive Vice President of all of the
                             Pioneer Funds since June 2003
---------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal of          None
                             Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Vice President and Senior Counsel of Pioneer since              None
                             July 2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
---------------------------------------------------------------------------------------------------------------------

+ Mr. Hood resigned as Executive Vice President of the Trust on January 9, 2007.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Position Held With    Term of Office and
Name and Age                 the Fund              Length of Service
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
------------------------------------------------------------------------
Gary Sullivan (48)           Assistant Treasurer   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP;          None
                             and Assistant Secretary of all of the Pioneer Funds since
                             July 2006.
------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer and        None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from 1997
                             to 2002; and Assistant Treasurer of all of the Pioneer
                             Funds since November 2004
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting,                   None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds since
                             May 2002
------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------


                             Position Held With   Term of Office and
Name and Age                 the Fund             Length of Service
Katherine Kim Sullivan (32)  Assistant Treasurer  Since 2003. Serves
                                                  at the discretion of
                                                  the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance     Since March 2006.
                             Officer              Serves at the
                                                  discretion of the Board
--------------------------------------------------------------------------------


                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years  by this Officer
Katherine Kim Sullivan (32)    Fund Administration Manager - Fund           None
                               Accounting, Administration and
                               Controllership Services since June 2003;
                               Assistant Vice President - Mutual Fund
                               Operations of State Street Corporation
                               from June 2002 to June 2003 (formerly
                               Deutsche Bank Asset Management); Pioneer
                               Fund Accounting, Administration and
                               Controllership Services (Fund Accounting
                               Manager from August 1999 to May 2002);
                               and Assistant Treasurer of all of the
                               Pioneer Funds Since September 2003
----------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)        Chief Compliance Officer of Pioneer and      None
                               all of the Pioneer Funds since March
                               2006; Vice President and Senior Counsel
                               of Pioneer since September 2004; and
                               Senior Vice President and Counsel, State
                               Street Research & Management Company
                               (February 1998 to September 2004)
----------------------------------------------------------------------------------------------------

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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

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56

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--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                       pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                    OAK RIDGE
                                    SMALL CAP
                                   GROWTH FUND

                                     Annual
                                     Report

                                    11/30/06

                                [logo]PIONEER
                                      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2
Portfolio Management Discussion                                 4
Portfolio Summary                                               9
Prices and Distributions                                       10
Performance Update                                             11
Comparing Ongoing Fund Expenses                                14
Schedule of Investments                                        16
Financial Statements                                           22
Notes to Financial Statements                                  29
Report of Independent Registered Public Accounting Firm        37
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        38
Trustees, Officers and Service Providers                       44

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Mature and emerging market economies around the world showed moderate improvement after a flat second quarter. The United States saw some resurgence of growth, which we expect to continue through the fourth quarter of 2006 and into 2007, although this growth may be slow with housing sector measures down in recent months. While inflation pressures have risen slightly in recent months, we believe the United States may now be at the end of the Fed's monetary tightening cycle. Mature economies, led by Japan, remain firm as do European economic prospects with strong GDP data reflecting the broad-based strength seen in crucial indicators.

U.S. economic growth was back on track after lackluster market results prior to Labor Day. Consumer spending rose with receding gas prices, just in time for the back-to-school season, which retailers now consider the second most lucrative period after the Christmas season. U.S. economic growth is in line with our projections. We expect U.S. GDP to finish with a level of around 3.0% for 2006.

In our view, the pace of corporate earnings growth should slow amid pressure from high raw materials costs and moderating economic growth. However, modest U.S. dollar depreciation and improving growth overseas should offer some support to U.S. earnings.

The European economy continues to improve and appears to be at its healthiest in six years, with business confidence showing improvement across sectors and consumers becoming more optimistic. While business sentiment indicators have had a tendency to over-estimate growth in recent years, broad-based improvements across countries since 2005 are a sign that European economic growth should continue through 2006.

The positive long-term drivers of emerging markets remain in place: improving domestic growth and inflation stability; structural reform; debt sustainability, and favorable demographics. Together, the emerging markets' current account surplus is at record highs, while external debt as a percentage of GDP is at its lowest since 1991.

At its final meeting of 2006, the Federal Reserve kept interest rates unchanged for the fourth straight time as worries about inflation continued to trump concerns about the slowing economy. Despite inflation pressures seen by the Fed, central bank counterparts in developed

Letter

economies will most likely follow the lead of keeping interest rates mostly unchanged. U.S. economic growth is expected to remain positive, as it should among the developed nations through the end of 2006. Any further geopolitical issues and rising energy prices could lead to deceleration, but not a derailment from the current healthy pace of economic growth, as investment is expected to remain robust, benefiting from sustained internal and international demand worldwide. Our cautiously optimistic outlook reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer investments for a prospectus containing this information. Please read the information carefully.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Small Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced performance during the 12 months ended November 30, 2006.

Q:  How did the market and the Fund perform during the annual reporting period?

A: The U.S. stock market performed very well during the past year, as a combination of steady economic growth, outstanding corporate profit results, and a high level of merger and acquisition activity helped equities overcome the headwinds of rising energy prices and a weak housing market. While the strong performance of small-cap stocks was a positive for the Fund, a less favorable development was the continued underperformance of growth stocks relative to their value counterparts.

    With this as a backdrop, the Fund's Class A shares returned 8.25% at net asset value during the past 12 months ended November 30, 2006. In comparison, its benchmarks - the Russell 2000 Growth Index and the Russell 2000 Index - returned 13.45%, and 17.43%, respectively. The average return of the 561 funds in the Fund's Lipper peer group, Small-Cap Growth Funds, was 10.24%.

    While the Fund has underperformed during the past year, we remain confident in our long-term approach, which seeks to identify fast-growing, reasonably valued companies that we believe have the potential to perform well over a multi-year period. This investment style has resulted in strong long-term results for the Fund: it has outpaced the return of both its benchmark and its Lipper peer group over the three-, five- and ten-year periods.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  What elements of the Fund's position caused it to underperform?

A: The primary reason why the Fund's performance lagged was the poor relative performance of its holdings in the health-care, energy and financials sectors versus the Russell 2000 Growth Index.

    Looking first at health care, a number of stocks that had performed well for the Fund in the past lost ground during the reporting period. Healthextras, Healthways, Symmetry Medical, Aspect Medical Systems and Matria Healthcare all detracted from performance. As of the date of this shareholder report, all five remained in the portfolio; the first two were at a gain from our initial purchase, while the last three were in the red. The weakness in these holdings was offset, to some extent, by the strong performance of Palomar Medical Technologies, a long-term holding that comprised a large weighting within the portfolio. Palomar has developed a laser hair removal system that has been approved for consumer use, and the company is marketing the technology in conjunction with industry giant Procter & Gamble. The stock ended November just short of $50, compared with the Fund's average cost of $22.

    In energy, a number of stocks that had performed well from 2003 through 2005 lagged during the past year. Shares of Southwestern Energy - which had been one of the best-performing stocks in the Fund in recent years - gained ground on an absolute basis, but underperformed relative to the overall energy sector as the warm winter caused the price of natural gas to fall sharply from its post-Katrina highs. Petrohawk Energy, despite a strong showing in October and November 2006, also lost ground for the full reporting period. We remain positive on the long-term outlook for both stocks, and we continued to hold them in the portfolio. Elsewhere in energy, we continued to hold Denbury Resources, which gained ground on the year, but we elected to close out a position in Quicksilver Resources at a substantial profit from our original purchase price.

    The Fund's holdings in the financials sector also underperformed, providing a return that was essentially flat at a time when the financial stocks in the Russell 2000 Growth Index gained 16%. The primary reason for our underperformance in this area was the fact that the Fund did not hold any real estate investment trusts, the top-performing subsector within financials. Additionally, East West Bancorp, which had been a strong performer in the

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

    past, was hurt by rising short-term interest rates. This stock is a long-term success story for the Fund, however, and we continued to hold it in the portfolio on the belief that its growth remains on track. On the positive side, a top performer within financials was Jones Lang LaSalle, which provides a variety of real estate services to multinational corporations. The stock rose approximately 80% during the reporting period.

Q: What were some notable aspects of Fund performance outside of these three sectors?

A: In technology, one of the largest sectors in the small-cap growth asset class, our performance was mixed. Two notable winners were stocks we mentioned in the May semiannual report: Hittite Semiconductor, which continued to increase its market share; and J2 Global Communications, a provider of fax-related services that has defied the consensus expectation by delivering strong earnings growth. Notable detractors from performance within technology were Progress Software, which lost ground in the first half of the year on concerns about its practices in granting stock options to its executives; and Microsemi, which reported weaker than expected results. The Fund continued to hold Microsemi, but we elected to sell the position in Progress Software.

    The relative performance of the Fund's holdings in the consumer discretionary sector was modestly positive. The most significant contributor was United Natural Foods, a distributor of natural and organic foods that has emerged as the clear leader within its market niche. Also adding to performance was LKQ, a well-run, fast-growing company that provides used and recycled parts for repairing light vehicles.

    In the industrials sector, another long-term winner, UTI Worldwide, suffered underperformance due to its restatement of earnings. We continue to like the stock on a longer-term basis, however. UTI is a logistics company that coordinates the shipping of finished products from their overseas suppliers to their end customers in the United States. As such, it is a play on rising global trade and the continued outsourcing of production to Asia. Expecting that the company will continue to deliver robust growth, we continued to hold it in the Fund. On the plus side, Gardner Denver, which sells pumps, valves, and compressors and has a large exposure to the

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    energy sector, was a beneficiary of the continued worldwide build-out in energy production infrastructure.

Q:  What is your outlook for growth stocks?

A: Since the performance of the "growth" and "value" investment styles has been measured, there has never been a period in which one has outperformed the other to the extent that value has outpaced growth in recent years. We believe the reasons for this phenomenon are many. Growth companies generally deployed capital inefficiently during the late 1990s, and the memory of the losses incurred during the subsequent bear market remains fresh in many investors' minds. More recently, the scandals related to corporations' practices in granting stock options has had a disproportionate impact on the growth asset class. Market psychology has also played a part, as momentum investors have been more inclined to chase winning stocks in traditional "value" sectors such as materials, energy and industrials, rather than in "growth" sectors such as technology and health care.

    We believe these factors, taken together, have helped create opportunities to invest in fast-growing small-cap companies at extremely attractive levels. Growth stocks are very inexpensively valued, on a historical basis, relative to value stocks. This means that significantly higher earnings growth may be available at almost no valuation premium. Additionally, the small-cap asset class is home to a wealth of companies with outstanding earnings growth. For investors who focus on individual stock selection, as we do, opportunities appear to be plentiful. We believe our steady, bottom-up approach to investing will hold the Fund in good stead in this environment.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[the following was represented in the printed material as a pie chart]

U.S. Common Stocks                              79.6%
Temporary Cash Investments                      19.2%
Depositary Receipts for International Stocks     1.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[the following was represented in the printed material as a pie chart]

Industrials                     23.1%
Information Technology          18.2%
Health Care                     17.7%
Consumer Discretionary          14.8%
Financials                       9.6%
Consumer Staples                 7.4%
Energy                           7.1%
Materials                        2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

    1.   Southwestern Energy Co.           3.14%
    2.   Jarden Corp.                      3.05
    3.   J2 Global Communications, Inc.    2.87
    4.   ProAssurance Corp.                2.81
    5.   Waste Connections, Inc.           2.75
    6.   Palomar Medical Technologies      2.72
    7.   Wolverine World Wide, Inc.        2.64
    8.   Idex Corp.                        2.61
    9.   Central Garden & Pet Co.          2.57
   10.   United Natural Foods, Inc.        2.55

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Oak Ridge Small Cap Growth Fund
-----------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   11/30/06   11/30/05
 -----   --------   --------
    A     $26.15    $24.84
    B     $25.52    $24.49
    C     $23.99    $23.04

Distributions Per Share
--------------------------------------------------------------------------------

                    12/1/05 - 11/30/06
                    ------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
 ----    ---------    -------------   -------------
   A         $  -          $   -         $0.7273
   B         $  -          $   -         $0.7273
   C         $  -          $   -         $0.7273

--------------------------------------------------------------------------------
INDEX DEFINITIONS

The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. The Russell 2000 Index measures U.S. small-cap stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-13.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                       CLASS A SHARES

Investment Returns

--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

[THE FOLLOWING WAS REPRESENTED IN THE PRINTED MATERIAL AS A MOUNTAIN CHART]

                    Pioneer
                   Oak Ridge
                   Small Cap      Russell 2000
    Date          Growth Fund     Growth Index    Russell 2000 Index
 11/30/1996         $ 9,425        $10,000             $10,000
                    $12,066        $11,508             $12,341
 11/30/1998         $10,878        $10,689             $11,524
                    $12,776        $14,180             $13,330
 11/30/2000         $14,177        $12,192             $13,252
                    $14,292        $11,056             $13,891
 11/30/2002         $12,390        $ 8,797             $12,419
                    $16,846        $12,112             $16,925
 11/30/2004         $19,628        $13,424             $19,846
                    $21,519        $14,506             $21,462
 11/30/2006         $23,293        $16,456             $25,204

Average Annual Total Returns
(As of November 30, 2006)

                              Net           Public
                           Asset Value      Offering
Period                       (NAV)        Price (POP)
 10 Years                     9.47%          8.82%
 5 Years                     10.26           8.97
 1 Year                       8.25           2.00

--------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund from January 3, 1994 to February 13, 2004 is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                       CLASS B SHARES

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

[the following was represented in the printed material as a mountain chart]

                   Pioneer
                  Oak Ridge
                  Small Cap     Russell 2000
    Date         Growth Fund    Growth Index    Russell 2000 Index
 11/30/1996        $10,000       $10,000             $10,000
                   $12,706       $11,508             $12,341
 11/30/1998        $11,371       $10,689             $11,524
                   $13,255       $14,180             $13,330
 11/30/2000        $14,600       $12,192             $13,252
                   $14,608       $11,056             $13,891
 11/30/2002        $12,570       $ 8,797             $12,419
                   $16,965       $12,112             $16,925
 11/30/2004        $19,631       $13,424             $19,846
                   $21,332       $14,506             $21,462
 11/30/2006        $22,872       $16,456             $25,204

Average Annual Total Returns
(As of November 30, 2006)

                              If         If
Period                       Held     Redeemed
 10 Years                    8.63%      8.63%
 5 Years                     9.38       9.38
 1 Year                      7.22       3.22

--------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class B shares of the Fund from January 3, 1994 to February 13, 2004 is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06                                       CLASS C SHARES

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

[THE FOLLOWING WAS REPRESENTED IN THE PRINTED MATERIAL AS A MOUNTAIN CHART]

                   Pioneer
                  Oak Ridge
                  Small Cap     Russell 2000
    Date         Growth Fund    Growth Index    Russell 2000 Index
  3/31/1997        $10,000       $10,000             $10,000
                   $12,993       $12,611             $12,682
 11/30/1998        $11,638       $11,713             $11,842
                   $13,572       $15,539             $13,698
 11/30/2000        $14,940       $13,360             $13,618
                   $14,957       $12,115             $14,274
 11/30/2002        $12,860       $ 9,640             $12,761
                   $17,353       $13,272             $17,392
 11/30/2004        $20,064       $14,710             $20,394
                   $21,819       $15,895             $22,055
 11/30/2006        $23,417       $18,033             $25,900

Average Annual Total Returns
(As of November 30, 2006)

                              If         If
Period                       Held     Redeemed
 Life-of-Class
 (3/1/97)                    8.41%      8.41%
 5 Years                     9.38       9.38
 1 Year                      7.33       7.33

--------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on actual returns from June 1, 2006 through November 30, 2006.

Share Class                            A              B              C
---------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
On 6/1/06
Ending Account Value             $1,041.37      $1,036.24      $1,036.40
(after expenses) On 11/30/06
Expenses Paid During Period*     $    7.16      $   11.74      $   11.23

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, and 2.20% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2006 through November 30, 2006.

Share Class                                     A              B              C
------------------------------------------------------------------------------------
Beginning Account Value                   $1,000.00      $1,000.00      $1,000.00
On 6/1/06
Ending Account Value (after expenses)     $1,018.05      $1,013.54      $1,014.04
On 11/30/06
Expenses Paid During Period*              $    7.08      $   11.61      $   11.11

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, and 2.20% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06
--------------------------------------------------------------------------------

  Shares                                                        Value
              COMMON STOCKS - 97.2%
              Energy - 6.9%
              Oil & Gas Exploration & Production - 6.9%
 162,750      Denbury Resources, Inc.*                   $  4,776,713
 474,000      Petrohawk Energy Corp.*                       6,147,780
 205,900      Southwestern Energy Co.*                      8,674,567
                                                         ------------
                                                         $ 19,599,060
                                                         ------------
              Total Energy                               $ 19,599,060
                                                         ------------
              Materials - 2.0%
              Industrial Gases - 2.0%
 135,280      Airgas, Inc.                               $  5,756,164
                                                         ------------
              Total Materials                            $  5,756,164
                                                         ------------
              Capital Goods - 9.8%
              Aerospace & Defense - 1.8%
 190,200      AAR Corp.*                                 $  5,057,418
                                                         ------------
              Industrial Machinery - 6.9%
 174,980      Gardner Denver, Inc.*                      $  6,691,235
 150,435      Idex Corp.                                    7,213,358
  57,187      The Middleby Corp.*                           5,804,481
                                                         ------------
                                                         $ 19,709,074
                                                         ------------
              Trading Companies & Distributors - 1.1%
 150,000      Beacon Roofing Supply, Inc.*(b)            $  3,079,500
                                                         ------------
              Total Capital Goods                        $ 27,845,992
                                                         ------------
              Commercial Services & Supplies - 7.6%
              Diversified Commercial Services - 4.9%
 130,165      CRA International, Inc.*                   $  6,720,419
 189,515      Healthcare Services Group, Inc.*(b)           4,737,875
 150,000      ICF International, Inc.*                      2,608,500
                                                         ------------
                                                         $ 14,066,794
                                                         ------------
              Environmental & Facilities Services - 2.7%
 188,590      Waste Connections, Inc.*                   $  7,609,607
                                                         ------------
              Total Commercial Services & Supplies       $ 21,676,401
                                                         ------------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                         Value
              Transportation - 5.0%
              Air Freight & Couriers - 3.2%
 237,610      Hub Group, Inc.*                            $  6,781,389
  82,080      UTI Worldwide, Inc.                            2,445,984
                                                          ------------
                                                          $  9,227,373
                                                          ------------
              Trucking - 1.8%
 283,395      Knight Transportation, Inc.                 $  4,993,420
                                                          ------------
              Total Transportation                        $ 14,220,793
                                                          ------------
              Automobiles & Components - 1.9%
              Auto Parts & Equipment - 1.9%
 230,900      LKQ Corp.*                                  $  5,285,301
                                                          ------------
              Total Automobiles & Components              $  5,285,301
                                                          ------------
              Consumer Durables & Apparel - 5.5%
              Footwear - 2.6%
 251,225      Wolverine World Wide, Inc.                  $  7,300,599
                                                          ------------
              Housewares & Specialties - 2.9%
 227,900      Jarden Corp.*(b)                            $  8,427,742
                                                          ------------
              Total Consumer Durables & Apparel           $ 15,728,341
                                                          ------------
              Consumer Services - 3.4%
              Education Services - 1.6%
 123,725      Bright Horizons Family Solutions, Inc.*     $  4,548,131
                                                          ------------
              Restaurants - 1.8%
 165,800      California Pizza Kitchen, Inc.*             $  5,199,488
                                                          ------------
              Total Consumer Services                     $  9,747,619
                                                          ------------
              Retailing - 3.6%
              Homefurnishing Retail - 2.0%
 217,300      Aaron Rents, Inc.*                          $  5,806,256
                                                          ------------
              Specialty Stores - 1.6%
  93,820      Guitar Center, Inc.*                        $  4,120,574
  10,000      Hibbett Sporting Goods, Inc.*                    315,200
                                                          ------------
                                                          $  4,435,774
                                                          ------------
              Total Retailing                             $ 10,242,030
                                                          ------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                        Value
              Food & Drug Retailing - 2.5%
              Food Distributors - 2.5%
 198,608      United Natural Foods, Inc.*                $  7,038,668
                                                         ------------
              Total Food & Drug Retailing                $  7,038,668
                                                         ------------
              Food, Beverage & Tobacco - 1.2%
              Packaged Foods & Meats - 1.2%
 137,300      Peet's Coffee & Tea, Inc.*(b)              $  3,494,285
                                                         ------------
              Total Food, Beverage & Tobacco             $  3,494,285
                                                         ------------
              Household & Personal Products - 3.5%
              Household Products - 3.5%
 136,240      Central Garden & Pet Co.*                  $  7,111,728
  68,992      Church & Dwight Co, Inc.                      2,891,455
                                                         ------------
                                                         $ 10,003,183
                                                         ------------
              Total Household & Personal Products        $ 10,003,183
                                                         ------------
              Health Care Equipment & Services - 17.2%
              Health Care Distributors - 2.1%
 285,300      PSS World Medical, Inc.*                   $  5,974,182
                                                         ------------
              Health Care Equipment - 6.9%
 113,670      ArthroCare Corp.*(b)                       $  4,736,629
 102,800      Aspect Medical Systems, Inc.*                 1,949,088
 150,585      Palomar Medical Technologies*(b)              7,521,721
  81,900      Sirona Dental Systems, Inc.*(b)               3,027,024
 179,900      Symmetry Medical, Inc.*                       2,444,841
                                                         ------------
                                                         $ 19,679,303
                                                         ------------
              Health Care Services - 6.1%
 101,625      American Healthways, Inc.*(b)              $  4,671,701
 191,958      HealthExtras, Inc.*(b)                        4,104,062
 114,520      Matria Healthcare, Inc.*(b)                   3,349,710
 377,060      Option Care, Inc. (b)                         5,309,005
                                                         ------------
                                                         $ 17,434,478
                                                         ------------
              Health Care Supplies - 2.1%
 129,055      Haemonetics Corp.*                         $  5,843,610
                                                         ------------
              Total Health Care Equipment & Services     $ 48,931,573
                                                         ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                         Value
              Banks - 3.3%
              Regional Banks - 3.3%
 111,490      East West Bancorp, Inc.                     $  3,970,159
 132,635      PrivateBancorp, Inc. (b)                       5,319,990
                                                          ------------
                                                          $  9,290,149
                                                          ------------
              Total Banks                                 $  9,290,149
                                                          ------------
              Diversified Financials - 1.8%
              Specialized Finance - 1.8%
 109,665      Portfolio Recovery Associates, Inc.*(b)     $  5,006,207
                                                          ------------
              Total Diversified Financials                $  5,006,207
                                                          ------------
              Insurance - 2.7%
              Property & Casualty Insurance - 2.7%
 151,455      ProAssurance Corp.*                         $  7,759,040
                                                          ------------
              Total Insurance                             $  7,759,040
                                                          ------------
              Real Estate - 1.6%
              Real Estate Management & Development - 1.6%
  50,495      Jones Lang LaSalle, Inc.                    $  4,595,045
                                                          ------------
              Total Real Estate                           $  4,595,045
                                                          ------------
              Software & Services - 13.2%
              Application Software - 3.4%
 126,600      Ansys, Inc.*                                $  5,943,870
 301,500      Informatica Corp.*                             3,633,075
                                                          ------------
                                                          $  9,576,945
                                                          ------------
              Data Processing & Outsourced Services - 1.2%
 116,100      Heartland Payment Systems, Inc.*(b)         $  3,297,240
                                                          ------------
              Internet Software & Services - 6.1%
 222,100      aQuantive, Inc.*(b)                         $  5,308,190
 284,300      J2 Global Communications, Inc.*(b)             7,940,499
 209,900      Radvision, Ltd.*                               4,231,584
                                                          ------------
                                                          $ 17,480,273
                                                          ------------
              IT Consulting & Other Services - 0.2%
  47,134      NCI, Inc.*                                  $    635,838
                                                          ------------


The accompanying notes are an integral part of these financial statements.    19

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                   (continued)
--------------------------------------------------------------------------------

    Shares                                                                    Value
                   Systems Software - 2.3%
   130,435         Micros Systems, Inc.*                               $  6,641,750
                                                                       ------------
                   Total Software & Services                           $ 37,632,046
                                                                       ------------
                   Technology Hardware & Equipment - 1.4%
                   Electronic Equipment & Instruments - 1.4%
   122,500         Coherent, Inc.*                                     $  3,957,976
                                                                       ------------
                   Total Technology Hardware & Equipment               $  3,957,976
                                                                       ------------
                   Semiconductors - 3.1%
   113,642         Hittite Microwave Corp.*                            $  4,439,990
   207,000         Microsemi Corp.*                                       4,274,550
                                                                       ------------
                                                                       $  8,714,540
                                                                       ------------
                   Total Semiconductors                                $  8,714,540
                                                                       ------------
                   TOTAL COMMON STOCKS
                   (Cost $223,253,304)                                 $276,524,413
                                                                       ------------
    Principal
     Amount
                   TEMPORARY CASH INVESTMENTS - 23.1%
                   Repurchase Agreement - 2.3%
$6,400,000         UBS Warburg, Inc., 5.27%, dated 11/30/06,
                   repurchase price of $6,400,000 plus accrued
                   interest on 12/1/06 collateralized by $6,627,000
                   U.S. Treasury Bill, 3.875%, 5/15/09                 $  6,400,000
                                                                       ------------

   Shares
               Security Lending Collateral - 20.8%
59,202,957     Securities Lending Investment Fund, 5.24%     $ 59,202,956
                                                             ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $65,602,957)                            $ 65,602,956
                                                             ------------
               TOTAL INVESTMENT IN SECURITIES - 120.3%
               (Cost $288,856,261) (a)                       $342,127,369
                                                             ------------
               OTHER ASSETS AND LIABILITIES - (20.3)%        $(57,730,829)
                                                             ------------
               TOTAL NET ASSETS - 100.0%                     $284,396,540
                                                             ============


20    The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Non-income producing security.

(a) At November 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $288,879,345 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                         $61,377,600
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                          (8,129,576)
                                                                                -----------
       Net unrealized gain                                                      $53,248,024
                                                                                ===========

(b)   At November 30, 2006, the following securities were out on loan:

      Shares     Security                                       Value
     219,879     aQuantive, Inc.*                         $ 5,255,108
     112,136     ArthroCare Corp.*                          4,672,707
      92,000     Beacon Roofing Supply, Inc.*               1,888,760
      20,700     Healthcare Services Group, Inc.*             517,500
      68,900     HealthExtras, Inc.*                        1,473,082
     100,609     American Healthways, Inc.*                 4,624,996
      54,000     Heartland Payment Systems, Inc.*           1,533,600
      66,008     J2 Global Communications, Inc.*            1,843,603
     198,472     Jarden Corp.*                              7,339,495
      71,175     Matria Healthcare, Inc.*                   2,081,869
     372,030     Option Care, Inc.                          5,238,183
     148,768     Palomar Medical Technologies*              7,430,962
     105,127     Peet's Coffee & Tea, Inc.*                 2,675,482
      73,200     Portfolio Recovery Associates, Inc.*       3,341,580
     131,309     PrivateBancorp, Inc.                       5,266,804
      81,081     Sirona Dental Systems, Inc.*               2,996,754
                                                          -----------
                 Total                                    $58,180,485
                                                          ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2006 aggregated $80,526,526 and $94,139,392, respectively.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $58,180,485) (cost $288,856,261)                          $342,127,369
  Receivables -
    Investment securities sold                                   2,340,773
    Fund shares sold                                               189,541
    Dividends and interest                                          37,143
    Due from Pioneer Investment Management, Inc.                   324,893
  Other                                                             39,356
                                                              ------------
     Total assets                                             $345,059,075
                                                              ------------
LIABILITIES:
  Payables -
    Investment securities purchased                           $    307,991
    Fund shares repurchased                                        675,515
    Upon return of securities loaned                            59,202,956
  Due to bank                                                      277,292
  Due to affiliates                                                139,373
  Accrued expenses                                                  59,408
                                                              ------------
     Total liabilities                                        $ 60,662,535
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $228,627,133
  Accumulated net realized gain on investments                   2,498,299
  Net unrealized gain on investments                            53,271,108
                                                              ------------
     Total net assets                                         $284,396,540
                                                              ============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $225,905,527/8,640,262 shares)            $      26.15
                                                              ============
  Class B (based on $8,370,877/328,061 shares)                $      25.52
                                                              ============
  Class C (based on $50,120,136/2,088,775 shares)             $      23.99
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($26.15 [divided by] 94.25%)                        $      27.75
                                                              ============


22    The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/06

INVESTMENT INCOME:
  Dividends                                                $  683,199
  Interest                                                    699,724
  Income from securities loaned, net                           54,424
                                                           ----------
     Total investment income                                               $ 1,437,347
                                                                           -----------
EXPENSES:
  Management fees                                          $2,476,945
  Transfer agent fees and expenses
    Class A                                                   867,541
    Class B                                                    42,896
    Class C                                                   149,823
  Distribution fees
    Class A                                                   516,437
    Class B                                                    98,546
    Class C                                                   566,627
  Administrative reimbursements                                63,558
  Custodian fees                                               31,676
  Registration fees                                            60,092
  Professional fees                                            48,702
  Printing expense                                             59,989
  Fees and expenses of nonaffiliated trustees                   8,314
  Miscellaneous                                                15,400
                                                           ----------
     Total expenses                                                        $ 5,006,546
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                      (367,639)
     Less fees paid indirectly                                                 (14,396)
                                                                           -----------
     Net expenses                                                          $ 4,624,511
                                                                           -----------
       Net investment loss                                                 $(3,187,164)
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         $12,142,485
                                                                           -----------
  Change in net unrealized gain on investments                             $12,868,461
                                                                           -----------
  Net gain on investments                                                  $25,010,946
                                                                           -----------
  Net increase in net assets resulting from operations                     $21,823,782
                                                                           ===========


The accompanying notes are an integral part of these financial statements.    23

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/06 and 11/30/05

                                                           Year Ended       Year Ended
                                                            11/30/06         11/30/05
FROM OPERATIONS:
Net investment loss                                      $  (3,187,164)   $  (2,568,301)
Net realized gain (loss) on investments                     12,142,485       (1,792,443)
Change in net unrealized gain on investments                12,868,461       27,718,333
                                                         -------------    -------------
    Net increase in net assets resulting
     from operations                                     $  21,823,782    $  23,357,589
                                                         -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
    Class A ($0.73 and $0.21 per share, respectively)    $  (6,136,382)   $    (609,655)
    Class B ($0.73 and $0.21 per share, respectively)         (233,618)         (64,464)
    Class C ($0.73 and $0.21 per share, respectively)       (1,481,744)        (246,051)
                                                         -------------    -------------
     Total distributions to shareowners                  $  (7,851,744)   $    (920,170)
                                                         -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  75,767,049    $ 219,659,225
Reinvestment of distributions                                5,473,013          652,857
Cost of shares repurchased                                 (91,517,380)     (46,227,117)
                                                         -------------    -------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                        $ (10,277,318)   $ 174,084,965
                                                         -------------    -------------
    Net increase in net assets                           $   3,694,720    $ 196,522,384
NET ASSETS:
Beginning of year                                          280,701,820       84,179,436
                                                         -------------    -------------
End of year                                              $ 284,396,540    $ 280,701,820
                                                         =============    =============
Undistributed net investment loss                        $           -    $           -
                                                         =============    =============


24    The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '06 Shares      '06 Amount       '05 Shares      '05 Amount
CLASS A
Shares sold                         2,765,947    $  71,647,756       7,255,021    $ 166,774,124
Reinvestment of distributions         171,177        4,409,523          20,212          474,351
Less shares repurchased            (2,669,890)     (69,175,950)     (1,419,592)     (33,325,547)
                                   ----------    -------------      ----------    -------------
    Net increase                      267,234    $   6,881,329       5,855,641    $ 133,922,928
                                   ==========    =============      ==========    =============
CLASS B
Shares sold                            20,284    $     519,047         395,086    $   8,892,737
Reinvestment of distributions           6,234          156,747           2,010           46,876
Less shares repurchased              (132,358)      (3,348,340)       (224,863)      (5,108,673)
                                   ----------    -------------      ----------    -------------
    Net increase (decrease)          (105,840)   $  (2,672,546)        172,233    $   3,830,940
                                   ==========    =============      ==========    =============
CLASS C
Shares sold                           149,934    $   3,600,246       2,081,008    $  43,992,364
Reinvestment of distributions          38,356          906,743           6,002          131,630
Less shares repurchased              (792,706)     (18,993,090)       (361,260)      (7,792,897)
                                   ----------    -------------      ----------    -------------
    Net increase (decrease)          (604,416)   $ (14,486,101)      1,725,750    $  36,331,097
                                   ==========    =============      ==========    =============


The accompanying notes are an integral part of these financial statements.    25

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                    Pioneer Oak Ridge Small Cap Growth Fund
                                                               Year Ended    Year Ended
                                                                11/30/06      11/30/05
CLASS A
Net asset value, beginning of period                            $ 24.84       $ 22.86
                                                                -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.23)      $ (0.18)
 Net realized and unrealized gain (loss) on investments            2.27          2.37
                                                                -------       -------
  Net increase (decrease) from investment operations            $  2.04       $  2.19
Distributions to shareowners:
 Net realized gain                                                (0.73)        (0.21)
                                                                -------       -------
Net increase (decrease) in net asset value                      $  1.31       $  1.98
                                                                -------       -------
Net asset value, end of period                                  $ 26.15       $ 24.84
                                                                =======       =======
Total return*                                                      8.25%         9.64%
Ratio of net expenses to average net assets+                       1.40%         1.40%
Ratio of net investment loss to average net assets+               (0.91)%       (1.03)%
Portfolio turnover rate                                              29%           47%
Net assets, end of period (in thousands)                        $225,906      $208,017
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.56%         1.44%
 Net investment loss                                              (1.07)%       (1.07)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.40%         1.40%
 Net investment loss                                              (0.91)%       (1.03)%

                                                               Year Ended    Year Ended      Year Ended
                                                              11/30/04 (b)    11/30/03        11/30/02
CLASS A
Net asset value, beginning of period                            $ 19.62       $ 14.43        $  18.58
                                                                -------       -------        --------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.14)      $ (0.25)       $  (0.22)(a)
 Net realized and unrealized gain (loss) on investments            3.38          5.44           (1.91)
                                                                -------       -------        --------
  Net increase (decrease) from investment operations            $  3.24       $  5.19        $  (2.13)
Distributions to shareowners:
 Net realized gain                                                    -             -           (2.02)
                                                                -------       -------        --------
Net increase (decrease) in net asset value                      $  3.24       $  5.19        $  (4.15)
                                                                -------       -------        --------
Net asset value, end of period                                  $ 22.86       $ 19.62        $  14.43
                                                                =======       =======        ========
Total return*                                                     16.51%        35.97%         (13.30)%
Ratio of net expenses to average net assets+                       1.79%         2.00%           2.00%
Ratio of net investment loss to average net assets+               (1.49)%       (1.52)%         (1.40)%
Portfolio turnover rate                                              24%           48%             46%
Net assets, end of period (in thousands)                        $57,541       $15,529        $ 12,145
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      2.06%         2.49%           2.34%
 Net investment loss                                              (1.75)%       (2.01)%         (1.74)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.79%         2.00%           2.00%
 Net investment loss                                              (1.49)%       (1.52)%         (1.40)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(b) Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.

   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              2/17/04 (a)
                                                  Year Ended   Year Ended         to
                                                   11/30/06     11/30/05       11/30/04
CLASS B
Net asset value, beginning of period               $ 24.49      $ 22.74       $  19.75
                                                   -------      -------       --------
Increase (decrease) from investment operations:
  Net investment loss                              $ (0.54)     $ (0.42)      $  (0.09)
  Net realized and unrealized gain on
   investments                                        2.30         2.38           3.08
                                                   -------      -------       --------
   Net increase from investment operations         $  1.76      $  1.96       $   2.99
Distributions to shareowners:
  Net realized gain                                  (0.73)       (0.21)             -
                                                   -------      -------       --------
Net increase in net asset value                    $  1.03      $  1.75       $   2.99
                                                   -------      -------       --------
Net asset value, end of period                     $ 25.52      $ 24.49       $  22.74
                                                   =======      =======       ========
Total return*                                         7.22%        8.66%         15.14%***
Ratio of net expenses to average net assets+          2.31%        2.30%          2.51%**
Ratio of net investment loss to average
  net assets+                                        (1.82)%      (1.93)%        (2.19)%**
Portfolio turnover rate                                 29%          47%            24%***
Net assets, end of period (in thousands)           $ 8,371      $10,625       $  5,949
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                        2.38%        2.33%          2.51%**
  Net investment loss                                (1.89)%      (1.96)%        (2.19)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                        2.30%        2.30%          2.51%**
  Net investment loss                                (1.81)%      (1.93)%        (2.19)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
*** Not annualized
+   Ratios with no reduction for fees paid indirectly.
(a) Class B shares were first publicly offered on February 17, 2004


The accompanying notes are an integral part of these financial statements.   27

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended
                                                               11/30/06     11/30/05
CLASS C
Net asset value, beginning of period                           $ 23.04      $ 21.39
                                                               -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.46)     $ (0.34)
 Net realized and unrealized gain (loss) on investments           2.14         2.20
                                                               -------      -------
  Net increase (decrease) from investment operations           $  1.68      $  1.86
Distributions to shareowners:
 Net realized gain                                               (0.73)       (0.21)
                                                               -------      -------
Net increase (decrease) in net asset value                     $  0.95      $  1.65
                                                               -------      -------
Net asset value, end of period                                 $ 23.99      $ 23.04
                                                               =======      =======
Total return*                                                     7.33%        8.75%
Ratio of net expenses to average net assets+                      2.20%        2.22%
Ratio of net investment loss to average net assets+              (1.72)%      (1.85)%
Portfolio turnover rate                                             29%          47%
Net assets, end of period (in thousands)                       $50,120      $62,059
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     2.20%        2.22%
 Net investment loss                                             (1.72)%      (1.85)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     2.20%        2.22%
 Net investment loss                                             (1.72)%      (1.85)%

                                                               Year Ended    Year Ended      Year Ended
                                                              11/30/04 (b)    11/30/03        11/30/02
CLASS C
Net asset value, beginning of period                            $ 18.50       $ 13.71        $  17.88
                                                                -------       -------        --------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.12)      $ (0.36)       $  (0.33)(a)
 Net realized and unrealized gain (loss) on investments            3.01          5.15           (1.82)
                                                                -------       -------        --------
  Net increase (decrease) from investment operations            $  2.89       $  4.79        $  (2.15)
Distributions to shareowners:
 Net realized gain                                                    -             -           (2.02)
                                                                -------       -------        --------
Net increase (decrease) in net asset value                      $  2.89       $  4.79        $  (4.17)
                                                                -------       -------        --------
Net asset value, end of period                                  $ 21.39       $ 18.50        $  13.71
                                                                =======       =======        ========
Total return*                                                     15.62%        34.94%         (14.01)%
Ratio of net expenses to average net assets+                       2.57%         2.75%           2.75%
Ratio of net investment loss to average net assets+               (2.26)%       (2.27)%         (2.15)%
Portfolio turnover rate                                              24%           48%             46%
Net assets, end of period (in thousands)                        $20,690       $   954        $    853
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      2.59%         3.24%           3.09%
 Net investment loss                                              (2.28)%       (2.76)%         (2.49)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      2.57%         2.75%           2.75%
 Net investment loss                                              (2.26)%       (2.27)%         (2.15)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(b) Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.

   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on February 13, 2004, is the successor to the Oak Ridge Small Cap Equity Fund. Oak Ridge Small Cap Equity Fund, one of two series of portfolios that comprised Oak Ridge Funds, Inc., transferred all of the net assets of Class A and Class B shares in exchange for the Fund's Class A and Class C shares in a one-to-one exchange ratio, respectively, on February 17, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Oak Ridge Small Cap Equity Fund on February 10, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B shares were first publicly offered on February 17, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal investment risks is contained in the Fund's Prospectus. Please refer to these documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At November 30, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund has reclassified $3,187,164 to decrease accumulated net investment loss, $1 to decrease accumulated net realized gain on investments and $3,187,165 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended November 30, 2006 and 2005 were as follows:

-------------------------------------------------------
                                  2006          2005
-------------------------------------------------------
  Distributions paid from
  Ordinary Income             $        -     $      -
  Long-term capital gain       7,851,744      920,170
                              ----------     --------
    Total                     $7,851,744     $920,170
                              ==========     ========

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2006:

-----------------------------------------------
                                        2006
-----------------------------------------------
  Undistributed long-term gain     $ 2,521,381
  Unrealized Appreciation           53,248,025
                                   -----------
    Total                          $55,769,406
                                   ===========

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

    The difference between book bases and tax basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $11,959 in underwriting commissions on the sale of Class A shares for the year ended November 30, 2006.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, and Class C shares bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion; and 0.80% of the excess over $1 billion. The management fees were equivalent to 0.85% of the average daily net assets for the period.

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund. Prior to the reorganization, Oak Ridge Small Cap Equity Fund was advised by Oak Ridge, which received an annual fee equal to 0.75% of its average daily net assets.

Effective April 1, 2006, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30% and 2.30%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through April 1, 2009 for Class A shares and through April 1, 2007 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such periods. The fund may terminate the expense limit agreement at

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On November 30, 2006, $6,785 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $129,445 in transfer agent fees payable to PIMSS at November 30, 2006.

4. Distribution and Service Plan

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $3,143 in distribution fees payable to PFD at November 30, 2006.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the year ended November 30, 2006, CDSCs in the amount of $44,810 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2006, the Fund's expenses were reduced by $14,396 under such arrangement.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2006, the Fund had no borrowings under this agreement.

7. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                             (continued)
--------------------------------------------------------------------------------

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust I and Shareowners of Pioneer Oak Ridge Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Small Cap Growth Fund, one of the series comprising the Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2002 were audited by other auditors whose report, dated January 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Small Cap Growth Fund of Pioneer Series Trust I at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained Oak Ridge Investments, LLC (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index approved by the Independent Trustees for this purpose, (ii) sales and redemption activity in

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and (x) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser and the Sub-adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including in the case of the Sub-adviser, its and certain of its affiliates' profitability in providing services to the Fund,
(7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

breakpoints in the Fund's management fee and the management fee of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to the performance of both a peer group and an index approved by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, the second quintile of the peer group for the five years ended June 30, 2006, and the second quintile of the peer group for the ten years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to perform their duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

    the Fund's expense ratio (after giving effect to the expense limitation) for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of breakpoints at future asset levels, any perceived or potential economies of scale would be shared between the Investment Adviser and the Fund's shareowners in a reasonable manner. The Trustees also noted that the Fund had been closed to new investors, which would limit future growth.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser and the fees charged by other funds in Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder (taking into account the expense limitation), were fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
Oak Ridge Investments, LLC

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                 Positions Held   Length of Service                                                       Other Directorships Held
Name and Age     With the Fund    and Term of Office        Principal Occupation During Past Five Years   by this Trustee
John F. Cogan,   Chairman of the  Trustee since 2003.       Deputy Chairman and a Director of Pioneer     Director of ICI Mutual
Jr. (80)*        Board, Trustee   Serves until a            Global Asset Management S.p.A. ("PGAM");      Insurance Company
                 and President    successor trustee is      Non-Executive Chairman and a Director of
                                  elected or earlier        Pioneer Investment Management USA Inc.
                                  retirement or removal.    ("PIM-USA"); Chairman and a Director of
                                                            Pioneer; Chairman and Director of Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2006); Director of Pioneer
                                                            Alternative Investment Management Limited
                                                            (Dublin); President and a Director of
                                                            Pioneer Alternative Investment Management
                                                            (Bermuda) Limited and affiliated funds;
                                                            Director of PIOGLOBAL Real Estate
                                                            Investment Fund (Russia) (until June
                                                            2006); Director of Nano-C, Inc. (since
                                                            2003); Director of Cole Investment
                                                            Corporation (since 2004); Director of
                                                            Fiduciary Counseling, Inc.; President
                                                            and Director of Pioneer Funds
                                                            Distributor, Inc. ("PFD") (until May
                                                            2006); President of all of the Pioneer
                                                            Funds; and Of Counsel, Wilmer Cutler
                                                            Pickering Hale and Dorr LLP (counsel to
                                                            PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and    Positions Held   Length of Service                                                       Other Directorships Held
Address          With the Fund    and Term of Office        Principal Occupation During Past Five Years   by this Trustee
David R.         Trustee          Trustee since 2005.       Senior Vice President and Chief Financial     Director of The Enterprise
Bock (62)                         Serves until a            Officer, I-trax, Inc. (publicly traded        Social Investment
3050 K. Street                    successor trustee is      health care services company) (2001 -         Company (privately-held
NW, Washington,                   elected or earlier        present); Managing Partner, Federal City      affordable housing
DC 20007                          retirement or removal.    Capital Advisors (boutique merchant bank)     finance company); and
                                                            (2002 to 2004); and Executive Vice            Director of New York
                                                            President and Chief Financial Officer,        Mortgage Trust (publicly
                                                            Pedestal Inc. (internet-based mortgage        traded mortgage REIT)
                                                            trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K.          Trustee          Trustee since 2003.       President, Bush International (international  Director of Brady
Bush (58)                         Serves until a            financial advisory firm)                      Corporation (industrial
3509 Woodbine                     successor trustee is                                                    identification and
Street, Chevy                     elected or earlier                                                      specialty coated material
Chase, MD 20815                   retirement or removal.                                                  products manufacturer);
                                                                                                          Director of Briggs &
                                                                                                          Stratton Co. (engine
                                                                                                          manufacturer); Director of
                                                                                                          Mortgage Guaranty
                                                                                                          Insurance Corporation;
                                                                                                          and Director of UAL
                                                                                                          Corporation (airline
                                                                                                          holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.    Trustee          Trustee since 2003.       Founding Director, The Winthrop               None
Graham (59)                       Serves until a            Group, Inc. (consulting firm); and Desautels
1001 Sherbrooke                   successor trustee is      Faculty of Management, McGill University
Street West,                      elected or earlier
Montreal, Quebec,                 retirement or removal.
Canada H3A1G5
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name, Age and            Positions Held  Length of Service       Principal Occupation During Past          Other Directorships
Address                  With the Fund   and Term of Office      Five Years                                Held by this Trustee
Thomas J. Perna (56)     Trustee         Trustee since 2006.     Private investor (2004 - present); and    Director of Quadriserv
89 Robbins Avenue,                       Serves until a          Senior Executive Vice President, The      Inc. (technology products
Berkeley Heights,                        successor trustee is    Bank of New York (financial and           for securities lending
NJ 07922                                 elected or earlier      securities services) (1986 - 2004)        industry)
                                         retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58) Trustee         Trustee since 2003.     President and Chief Executive Officer,    Director of New America
200 State Street,                        Serves until a          Newbury, Piret & Company, Inc.            High Income Fund, Inc.
12th Floor,                              successor trustee is    (investment banking firm)                 (closed-end investment
Boston, MA 021098                        elected or earlier                                                company)
                                         retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)       Trustee         Trustee since 2003.     President, John Winthrop & Co., Inc.      None
One North Adgers Wharf,                  Serves until a          (private investment firm)
Charleston, SC 29401                     successor trustee is
                                         elected or earlier
                                         retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Small Cap Growth Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                        Positions Held   Term of Office and     Principal Occupation During Past               Other Directorships
Name and Age            With the Fund    Length of Service      Five Years                                     Held by this Officer
Osbert M. Hood          Executive Vice   Since 2003. Serves     President and Chief Executive Officer,         Trustee of certain
(54)+                   President        at the discretion of   PIM-USA since May 2003 (Director since         Pioneer Funds
                                         the Board              January 2001; Executive Vice President and
                                                                Chief Operating Officer from November 2000 -
                                                                May 2003); Director of PGAM since June 2003;
                                                                President and Director of Pioneer since May
                                                                2003; President and Director of Pioneer
                                                                Institutional Asset Management, Inc. since
                                                                February 2006; Chairman and Director of
                                                                Pioneer Investment Management Shareholder
                                                                Services, Inc. ("PIMSS") since May 2003;
                                                                Director of PFD since May 2006; Director of
                                                                Oak Ridge Investments, LLC (a registered
                                                                investment adviser in which PIM USA owns a
                                                                minority interest) since January 2005;
                                                                Director of Vanderbilt Capital Advisors, LLC
                                                                (an institutional investment adviser
                                                                wholly-owned by PIM USA) since June 2006; and
                                                                Executive Vice President of all of the
                                                                Pioneer Funds since June 2003
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa     Secretary        Since 2003. Serves     Secretary of PIM-USA; Senior Vice President -  None
(58)                                     at the discretion of   Legal of Pioneer; Secretary/Clerk of most of
                                         the Board              PIM-USA's subsidiaries; and Secretary of all
                                                                of the Pioneer Funds since September 2003
                                                                (Assistant Secretary from November 2000 to
                                                                September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley   Assistant        Since 2003. Serves     Vice President and Senior Counsel of Pioneer   None
(41)                    Secretary        at the discretion of   since July 2002; Vice President and Senior
                                         the Board              Counsel of BISYS Fund Services, Inc. (April
                                                                2001 to June 2002); Senior Vice President and
                                                                Deputy General Counsel of Funds Distributor,
                                                                Inc. (July 2000 to April 2001); and Assistant
                                                                Secretary of all of the Pioneer Funds since
                                                                September 2003
------------------------------------------------------------------------------------------------------------------------------------

+ Mr. Hood resigned as Executive Vice President of the Trust on January 9, 2007.

Pioneer Oak Ridge Small Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Positions Held   Term of Office and     Principal Occupation During Past               Other Directorships
Name and Age            With the Fund    Length of Service      Five Years                                     Held by this Officer
Christopher P. Harvey   Assistant        Since 2006. Serves     Partner, Wilmer Cutler Pickering Hale and      None
(45)                    Secretary        at the discretion of   Dorr LLP; and Assistant Secretary of all of
                                         the Board              the Pioneer Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)       Treasurer        Since 2003. Serves     Vice President - Fund Accounting,              None
                                         at the discretion of   Administration and Controllership Services of
                                         the Board              Pioneer; and Treasurer of all of the Pioneer
                                                                Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)    Assistant        Since 2004. Serves     Deputy Treasurer of Pioneer since 2004;        None
                        Treasurer        at the discretion of   Treasurer and Senior Vice President, CDC IXIS
                                         the Board              Asset Management Services from 2002 to 2003;
                                                                Assistant Treasurer and Vice President, MFS
                                                                Investment Management from 1997 to 2002; and
                                                                Assistant Treasurer of all of the Pioneer
                                                                Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)   Assistant        Since 2003. Serves     Assistant Vice President - Fund Accounting,    None
                        Treasurer        at the discretion of   Administration and Controllership Services of
                                         the Board              Pioneer; and Assistant Treasurer of all of
                                                                the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)      Assistant        Since 2003. Serves     Fund Accounting Manager - Fund Accounting,     None
                        Treasurer        at the discretion of   Administration and Controllership Services of
                                         the Board              Pioneer; and Assistant Treasurer of all of
                                                                the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Small Cap Growth Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                        Positions Held   Term of Office and     Principal Occupation During Past               Other Directorships
Name and Age            With the Fund    Length of Service      Five Years                                     Held by this Officer
Katherine Kim Sullivan  Assistant        Since 2003. Serves     Fund Administration Manager - Fund             None
(32)                    Treasurer        at the discretion of   Accounting, Administration and Controllership
                                         the Board              Services since June 2003; Assistant Vice
                                                                President - Mutual Fund Operations of State
                                                                Street Corporation from June 2002 to June
                                                                2003 (formerly Deutsche Bank Asset
                                                                Management); Pioneer Fund Accounting,
                                                                Administration and Controllership Services
                                                                (Fund Accounting Manager from August 1999 to
                                                                May 2002); and Assistant Treasurer of all of
                                                                the Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen      Chief            Since March 2006.      Chief Compliance Officer of Pioneer and all    None
(45)                    Compliance       Serves at the          of the Pioneer Funds since March 2006; Vice
                        Officer          discretion of          President and Senior Counsel of Pioneer since
                                         the Board              September 2004; and Senior Vice President and
                                                                Counsel, State Street Research & Management
                                                                Company (February 1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                     pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $59,240 in 2006 and $60,950 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
November 30, 2006 and 2005.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $15,030 and $13,600 in 2006 and 2005, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $15,030 in 2006 and $13,600 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 30, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 30, 2007

* Print the name and title of each signing officer under his or her signature.